UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report December 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen NWQ Global All-Cap Fund	NGEAX	NGECX	—	—	NGEIX
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX
Nuveen Tradewinds Value Opportunities Fund	NVOAX	NVOCX	NTVTX	—	NVORX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen NWQ Global All-Cap Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen). Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, and Andy Hwang manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. Gregg Tenser, CFA, and James T. Stephenson, CFA, manage the Nuveen NWQ Global All-Cap Fund. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and James T. Stephenson, CFA and Thomas J. Ray, CFA, serve as portfolio managers of the Nuveen Tradewinds Value Opportunities Fund.

During May 2016, the Board of Trustees approved the reorganization of Nuveen Global Equity Income Fund (JGV), Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund into the Nuveen NWQ Global Equity Income Fund. During September 2016 shareholders of JGV approved the reorganization and prior to the open of business on October 17, 2016, the assets of JGV were merged into Class A shares of Nuveen NWQ Global Equity Income Fund. In order for the remaining reorganizations to occur, they must be approved by the shareholders of Nuveen Tradewinds Global All-Cap Fund and the Nuveen Tradewinds Value Opportunities Fund.

Effective August 1, 2016, James T. Stephenson and Thomas J. Ray became Nuveen Tradewinds Value Opportunities Fund’s sole portfolio managers.

Here the portfolio managers review their management strategies and the performance of the Funds for the six-month reporting period ended December 31, 2016.

How did the Funds perform during the six-month reporting period ended December 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended December 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended December 31, 2016 and how did these strategies influence performance?

Nuveen NWQ Global All-Cap Fund

The Nuveen NWQ Global All-Cap Fund’s Class A Shares at NAV outperformed the MSCI World Index and comparative Lipper classification average and during the six-month reporting period ended December 31, 2016.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The Fund is designed to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the U.S.). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.

During the reporting period, technology, consumer discretionary and financial services were the top performing sectors. Conversely, adverse stock selection in the health care, consumer staples and telecommunication services were key detractors. Geographically, performance benefitted from superior stock selection in the U.S., followed by Germany and Belgium. Investments in Israel, Sweden and the U.K. lagged and were a headwind for the Fund’s overall return for the reporting period.

Several individual holdings contributed to performance, including Microsemi Corporation, Coherent Inc., and Western Alliance Bancorporation. The positive performance of Microsemi was in part a follow-through from the company’s Analyst Day in September 2016, when management raised its operating margin target to 35% from the 30% set at its previous Analyst Day in March 2015. We believe that significant free cash flow should be generated as the company moves toward its target. Performance also was bolstered by rumors that Microsemi might be targeted for acquisition. Either way, with all indicators continuing to suggest that the company is executing according to plan. Coherent was again another positive contributor to portfolio performance. The company ended a banner 2016 by completing its acquisition of Rofin Sinar, which Coherent expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies. Lastly, Western Alliance beat earnings estimates in the third quarter. Financials (particularly banks) began to outperform in the third quarter as 10-year interest rates moved higher. The group also reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms and other pro-growth policy initiatives that should benefit Western Alliance along with the broader U.S. banking sector. Additionally, the Federal Reserve raised the target level of short-term interest rates at its December 2016 meeting and reiterated its outlook for higher interest rates going forward. Higher rates would be a tailwind for Western Alliance’s earnings and the market is discounting higher expected earnings in the stock.

Several holdings detracted from performance, including Impax Laboratories, Teva Pharmaceutical Industries Limited and TreeHouse Foods Inc. Impax Labs was the largest detractor from portfolio performance during the reporting period. While U.S. specialty pharmaceuticals proved to be an extremely difficult place to invest in 2016, with the subsector falling more than 40%, Impax compounded the difficulties in numerous ways. The company missed earnings estimates due to weak performance in its base generics business, where a major product came under increased competitive pricing and volume pressure. Teva Pharmaceutical also detracted from portfolio performance led by a multitude of negative factors. Indeed, the entire generic sector was negatively affected. The company’s third quarter earnings report was not well received, as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior, and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. That said, the company appears to be well positioned for 2018 and beyond as earnings deterioration should abate, allowing a recovery process to begin. TreeHouse Foods, a private label food and beverage manufacturer, missed third quarter earnings estimates, cut its profit forecast and announced it would close one of its plants.

Nuveen NWQ Global Equity Income Fund

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV outperformed its comparative Lipper classification average, but underperformed the MSCI World Index during the six-month reporting period ended December 31, 2016.

The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least

6	NUVEEN

40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards.

Geographically, performance benefitted from superior stock selection in the U.S. and Belgium, as well as greater exposure to Germany. Investments in the U.K., Israel, and France lagged and were a headwind for the Fund’s overall return for the reporting period. From a sector perspective, our investments in industrials, real estate and financials were positive. Conversely, adverse stock selection in the technology, telecommunication services and health care sectors were key detractors.

Several individual holdings contributed to performance, including Unum Group. The company provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum U.S. and Colonial Life, reported increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform. Citigroup Inc. also positively contributed to performance as U.S. bank stocks reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms and other pro-growth policy initiatives, which will benefit the company and its banking peers. Additionally, the Federal Reserve raised the target level of short-term interest rates at its December 2016 meeting and reiterated its outlook for higher interest rates going forward. Higher rates would be a tailwind for bank earnings and the market appears to have begun discounting higher expected earnings in the stocks. Lastly, Copa Holdings S.A. contributed to performance. Copa rebounded strongly in 2016 as both Latin American economies and their underlying currencies strengthened significantly in the second half of the reporting period. After bottoming at mid-single digit margins in the second quarter of 2016, the company capped off 2016 with an operating margin guide of 15-17% for 2017, to which the stock reacted positively.

During the second quarter of 2016, we initiated a position in a structured note issued by Bank of America that provided direct equity exposure to DISH Network while receiving a 10% annualized coupon generated from writing a call option on DISH stock. This structured note was one of the Fund’s top performers during this quarter as the underlying DISH stock rallied while the Broadcast Incentive Spectrum auction continued to progress. The mark-to-market of spectrum valuation in the current auction implies a significantly higher equity value for DISH, while we also believe a failed auction would be positive for DISH, adding to the scarcity value of spectrum in the market. We also got notification of Comcast’s election to authorize their mobile MVNO (mobile virtual network operator) in the quarter, which will run off of Verizon’s network. The note expired very close to our strike price, while being able to clip an attractive coupon.

Several individual holdings detracted from portfolio performance, including Teva Pharmaceutical Industries Limited due to a multitude of negative factors. Indeed, the entire generic sector was negatively affected. The company’s third quarter earnings report was not well received, as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior, and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. That said, the company appears to be well positioned for 2018 and beyond as earnings deterioration should abate, allowing a recovery process to begin. French utility holding Veolia Environment S.A. also detracted from performance as third quarter earnings came in below expectations. Revenues contracted slightly versus expectations of an expansion as lower power prices and currency headwinds muted growth. Going forward we believe the market will focus more on free cash flow, which is only marginally impacted by these factors. Lastly, consumer staples sector holding Imperial Brands PLC detracted from performance. Shares of the British tobacco company sold off as a result of the decline in the British pound after the U.K. voted to leave the European Union.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect of these activities on performance was negligible during the period and all covered call options were sold off or expired during the reporting period.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund outperformed the Russell 3000® Value Index and its Lipper classification average for the six-month reporting period ended December 31, 2016.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Favorable stock selection in the financial services and producer durables sectors contributed positively to performance relative to the benchmark. Minimal exposure to the weak utility sector also contributed. The Fund’s consumer discretionary, energy and materials sector holdings detracted relative to the Russell 3000® Value Index.

Several investments contributed to the Fund’s performance, including our technology holding Coherent Inc. The company ended a banner 2016 by completing its acquisition of Rofin Sinar, which Coherent expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies.

Our investments in financial services sectors holdings Citigroup Inc. and Unum Group also helped performance. Financials (particularly banks) began to outperform in the third quarter as 10-year interest rates moved higher. The group also reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms and other pro-growth policy initiatives, which will benefit the broader U.S. banking sector. Additionally, the Federal Reserve raised the target level of short-term interest rates at its December 2016 meeting and reiterated its outlook for higher interest rates going forward. Higher rates would be a tailwind for bank earnings, and the market appears to have begun discounting higher expected earnings in the stocks. Unum Group also contributed to performance during the reporting period. The company provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum U.S. and Colonial Life, reported increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform.

Several holdings detracted from performance, including TreeHouse Foods Inc., Teva Pharmaceutical Industries Limited and Impax Laboratories Inc. TreeHouse Foods, a private label food and beverage manufacturer, missed third quarter earnings estimates, cut its profit forecast and announced it would close one of its plants. In the health care sector, Impax Laboratories was the largest detractor from portfolio performance during the reporting period. The company missed earnings expectations and lowered guidance for the year.

Several issues contributed to the decline in Teva Pharmaceutical. Indeed, the entire generic sector was negatively affected. The company’s third quarter earnings report was not well received as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. We had reduced our position in Teva continually throughout the reporting period and exited our position completely in December 2016 in favor of establishing a new position in Allergan. The Allergan for Teva swap has worked exceptionally well thus far.

8	NUVEEN

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the six-month reporting period ended December 31, 2016.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s results relative to the Russell 1000® Value Index benchmark benefited from favorable stock selection in the financial services sector and less exposure to the weak utility and health care sectors. Offsetting these gains was the underperformance of our energy, technology and consumer discretionary sector holdings.

Our investments in the financial services sector were the top contributors for the reporting period. Citigroup Inc. and JPMorgan Chase & Co. were the top contributors in the sector. Financials (particularly banks) began to outperform in the third quarter as 10-year interest rates moved higher. The group also reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms and other pro-growth policy initiatives, which will benefit both companies along with their banking peers. Additionally, the Federal Reserve raised the target level of short-term interest rates at its December 2016 meeting and reiterated its outlook for higher interest rates going forward. Higher rates would be a tailwind for bank earnings and the market appears to have begun discounting higher expected earnings in the stocks. Unum Group also contributed to performance during the reporting period. The company provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum U.S. and Colonial Life, reported increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform.

Several holdings detracted from performance, including Teva Pharmacteucial Industries Limited, EQT Corporation and Viacom Inc. Teva Pharmaceutical detracted due to a multitude of negative factors. Indeed, the entire generic sector was negatively affected. The company’s third quarter earnings report was not well received, as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior, and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. We had reduced our position in Teva continually throughout the reporting period and exited our position completely in December 2016 in favor of establishing a new position in Allergan. The Allergan for Teva swap has worked exceptionally well thus far.

Our energy sector holding, EQT Corporation also detracted from performance. Due to its exploration and production operations, EQT’s profit is influenced by commodity price fluctuations. Low realizations affected the company’s revenues and earnings, which declined sharply from previous levels. The company offers an extremely compelling set of assets and an exceptionally strong balance sheet.

Finally, consumer discretionary holding, Viacom Inc. detracted from performance. Viacom’s stock declined due to ongoing advertising weakness driven by poor ratings at their key networks, which was exacerbated by an overall difficult advertising environment. The stock also suffered when National Amusements decided not to pursue a merger of CBS and Viacom. With clear visibility in affiliate revenues through 2017 and new management tasked with a turnaround of their underperforming networks, we find Viacom’s valuation compelling at current levels.

During the reporting period, the Fund wrote a call option on a stock and covered that position shortly afterwards resulting in a negligible impact to performance.

NUVEEN	9

Portfolio Managers’ Comments (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average and the Russell 2500® Value Index for the six-month reporting period ended December 31, 2016.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small-to-medium market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

For the six-month reporting period, strong stock selection in all sectors contributed positively to the Fund’s performance, with the exception of the utilities sector.

Several investments contributed to the Fund’s performance, including the technology sector holdings of Coherent Inc. and Lattice Semiconductor Corporation. Laser equipment manufacturer, Coherent, Inc. ended a banner 2016 by completing its acquisition of Rofin Sinar, which Coherent expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies. The company’s position in OLED (organic light-emitting diode) process equipment remains dominant and has high visibility for the near future. Additionally, cost reductions and a leveraging of its sales force and research and development efforts may enhance returns. Lattice Semiconductor Corporation was the subject of a $1.3 billion acquisition bid by Canyon Bridge Capital Partners, a newly formed private equity firm backed by Chinese funding, the latest deal in the consolidating chip sector. Lastly, the consumer staple sector holding of John B. Sanfilippo & Son, Inc., a processor, packager, marketer, and distributor of nut- and dried fruit-based products that are sold under a variety of private brands, reported strong financial performance and announced a $2.50 per share special cash dividend during the reporting period.

Several individual holdings detracted from performance including consumer staples sector holding TreeHouse Foods Inc., a private-label food and beverage leader focused on customer brands and custom products. The company missed third quarter earnings estimates, cut its profit forecast, and announced it would close one of its plants. Also detracting was financial services sector holding Ramco-Gershenson Properties Trust, a fully-integrated real estate investment trust (REIT) that owns and manages a portfolio of shopping centers primarily located in large metropolitan markets in the central U.S. Like other income-producing assets, REITs sold off with Treasury yields as markets reacted to the election of Donald Trump. Lastly, utilities sector holding NiSource Inc. detracted from performance as utility stocks were pressured with the prospect of a rising interest rate environment. The company provides domestically-produced supplies of natural gas to residential, commercial and industrial customers via nearly 60,000 miles of pipeline and related facilities in Indiana, Kentucky, Maryland, Massachusetts, Ohio, Pennsylvania and Virginia.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV outperformed its Lipper classification average, but underperformed the Russell 2000® Value Index for the six-month reporting period ended December 31, 2016.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

Positive stock selection in all sectors helped performance, with the exception of the utilities sector.

Several investments contributed to the Fund’s performance, including technology sector holdings Coherent Inc. and Lattice Semiconductor Corporation. Laser equipment manufacturer Coherent, Inc. ended a banner 2016 by completing its acquisition of Rofin Sinar, which Coherent expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies. . The company’s position in OLED (organic light-emitting diode) process equipment remains dominant and has high visibility for the near future. Additionally, cost reductions and a leveraging of its sales force and research and development efforts may enhance returns. Lattice Semiconductor Corporation was the subject of a $1.3 billion acquisition bid by Canyon Bridge Capital Partners, a newly formed private equity firm backed by Chinese funding, the latest deal in the consolidating

10	NUVEEN

chip sector. Lastly, consumer discretionary sector holding Hooker Furniture Corporation contributed to performance as a recent acquisition continued to perform well.

Several individual holdings detracted from performance including the consumer staples sector holding TreeHouse Foods Inc., a private-label food and beverage leader focused on customer brands and custom products. The company missed third quarter earnings estimates, cut its profit forecast and announced it would close one of its plants. Health care sector holding Impax Laboratories Inc. declined after the company missed earnings expectations and lowered guidance for the year. Financial services sector holding Ramco-Gershenson Properties Trust, a fully-integrated real estate investment trust (REIT) that owns and manages a portfolio of shopping centers primarily located in large metropolitan markets in the central U.S. Like other income-producing assets, REITs sold off with Treasury yields as markets reacted to the election of Donald Trump.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A Shares at NAV underperformed the Lipper classification average and the Russell 3000® Value Index for the six-month reporting period ended December 31, 2016.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. We opportunistically seek to identify under-valued companies considering absolute valuation and security pricing in the context of industry and market conditions. Our disciplined, value-oriented investment strategy focuses on rigorous financial statements and valuation analysis, qualitative factors and portfolio downside protection. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non- U.S. equity securities, including up to 15% of its net assets in equity securities of companies located in emerging market countries.

The Fund’s underperformance relative to the benchmark was driven by adverse stock selection in the health care, utility and technology sectors. Underperformance was limited by favorable exposure in the consumer staples and producer durables sectors.

Our investments in the financial services sector were the top contributors for the reporting period, including Citigroup Inc. and Unum Group. Financials (particularly banks) began to outperform in the third quarter as 10-year interest rates moved higher. The group also reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms and other pro-growth policy initiatives, which will benefit the broader U.S. banking sector. Additionally, the Federal Reserve raised the target level of short-term interest rates at its December 2016 meeting and reiterated its outlook for higher interest rates going forward. Higher rates would be a tailwind for bank earnings and the market appears to have begun discounting higher expected earnings in the stocks. Unum Group also contributed to performance during the reporting period. The company provides of disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum U.S. and Colonial Life, reported increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform. Lastly, CSX Corporation positively contributed to performance. The international transportation company beat third quarter earnings expectations. CSX had suffered from the steep oil pricing declines, but the stock has recovered as have oil prices as well as other commodities have rebounded.

Individual positions that detracted from performance included health care sector holdings AstraZeneca PLC and Teva Pharmaceutical Industries. AstraZenca’s stock was weak as concerns about pharmaceutical pricing continued to pressure the industry during the fourth quarter. Further, the company had to put a temporary clinical hold on one of its immuno-oncology trials in head and neck cancer due to breakthrough bleeding (the hold was subsequently lifted). Lastly, the company’s third quarter 2016 results were somewhat below expectations as AstraZeneca’s largest drug, Crestor, went off patent. We continue to believe the company offers compelling risk/reward from these levels as its pipeline of new drugs come online in the next couple of years. Teva Pharmaceutical also detracted from portfolio performance led by a multitude of negative factors. Indeed, the entire generic sector was negatively affected. The company’s third quarter earnings report was not well received as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior, and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. That

NUVEEN	11

Portfolio Managers’ Comments (continued)

said, the company appears to be well positioned for 2018 and beyond as earnings deterioration should abate, allowing a recovery process to begin. Finally, French utility holding Veolia Environment S.A. detracted from performance as third quarter earnings came in below expectations. Revenues contracted slightly versus expectations of an expansion as lower power prices and currency headwinds muted growth. Going forward we believe the market will focus more on free cash flow, which is only marginally impacted by these factors.

12	NUVEEN

Risk Considerations

Risk Considerations

Nuveen NWQ Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation,

NUVEEN	13

Risk Considerations (continued)

political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Tradewinds Value Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

14	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	8.80%	3.67%	1.83%
Class A Shares at maximum Offering Price	2.54%	(2.29)%	(0.34)%
MSCI World Index	6.81%	7.51%	3.45%
Lipper Global Multi-Cap Value Funds Classification Average	8.63%	9.03%	1.66%

Class C Shares	8.35%	2.89%	1.06%
Class I Shares	8.95%	3.91%	2.08%

Since inception returns are from 4/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. If Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	11.35%	11.54%	10.39%
Net Expense Ratios	1.11%	1.86%	0.86%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	NUVEEN

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	4.95%	2.80%	9.48%	8.57%
Class A Shares at maximum Offering Price	(1.08)%	(3.11)%	8.19%	7.69%
MSCI World Index	6.81%	7.51%	10.41%	8.53%
Lipper Global Equity Income Funds Classification Average	2.80%	7.28%	7.54%	6.90%

Class C Shares	4.53%	2.04%	8.66%	7.76%
Class R3 Shares*	4.79%	2.55%	9.20%	8.30%
Class I Shares	5.08%	3.06%	9.76%	8.84%

Since inception returns are from 9/15/09. Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3*	Class I
Gross Expense Ratios	3.73%	4.69%	4.18%	1.29%
Net Expense Ratios	1.11%	1.86%	1.36%	0.86%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Effective July 8, 2016, Class R3 Shares became available to the public.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.73%	14.36%	9.79%	1.63%
Class A Shares at maximum Offering Price	6.24%	7.77%	8.50%	1.03%
Russell 3000® Value Index	11.40%	18.40%	14.81%	5.76%
Lipper Multi-Cap Value Funds Classification Average	11.98%	15.81%	13.36%	5.46%

Class C Shares	12.29%	13.51%	8.96%	0.87%
Class I Shares	12.88%	14.65%	10.07%	1.89%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	12.56%	14.06%	9.50%	5.19%

Since inception returns for Class R3 Shares are from 8/04/08. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.26%	2.01%	1.51%	1.01%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

18	NUVEEN

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.65%	13.12%	9.85%	3.03%
Class A Shares at maximum Offering Price	6.22%	6.64%	8.56%	2.43%
Russell 1000® Value Index	10.39%	17.34%	14.80%	5.72%
Lipper Multi-Cap Value Funds Classification Average	11.98%	15.81%	13.36%	5.46%

Class C Shares	12.16%	12.33%	9.04%	2.27%
Class I Shares	12.73%	13.51%	10.14%	3.30%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	12.49%	12.81%	9.58%	7.81%

Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. If Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.14%	1.89%	1.39%	0.89%

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	18.00%	20.21%	11.20%	5.14%
Class A Shares at maximum Offering Price	11.23%	13.31%	9.89%	4.52%
Russell 2500® Value Index	16.09%	25.20%	15.04%	6.94%
Lipper Small-Cap Core Funds Classification Average	17.01%	20.56%	13.46%	6.88%

Class C Shares	17.53%	19.29%	10.37%	4.34%
Class I Shares	18.15%	20.47%	11.49%	5.28%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	17.85%	19.89%	10.92%	12.57%
Class R6 Shares	18.25%	N/A	N/A	18.25%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.42%	2.17%	1.68%	1.02%	1.17%
Net Expense Ratios	1.31%	2.06%	1.56%	0.91%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring October 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

N/A	– Not Applicable

20	NUVEEN

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	19.38%	21.34%	15.60%	6.61%
Class A Shares at maximum Offering Price	12.51%	14.35%	14.23%	5.98%
Russell 2000® Value Index	24.19%	31.74%	15.07%	6.26%
Lipper Small-Cap Core Funds Classification Average	17.01%	20.56%	13.46%	6.88%

Class C Shares	18.91%	20.43%	14.73%	5.82%
Class I Shares	19.55%	21.67%	15.89%	6.89%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	19.23%	21.06%	15.31%	14.96%
Class R6 Shares	19.67%	21.87%	N/A	13.92%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.28%	2.03%	1.54%	0.88%	1.03%

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Value Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.70%	8.94%	8.75%	7.27%
Class A Shares at maximum Offering Price	(0.37)%	2.67%	7.47%	6.63%
Russell 3000® Value Index	11.40%	18.40%	14.81%	5.76%
Lipper Global Multi-Cap Value Funds Classification Average	8.63%	9.03%	8.74%	3.59%

Class C Shares	5.32%	8.14%	7.93%	6.46%
Class I Shares	5.83%	9.24%	9.02%	7.53%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	5.55%	8.68%	8.47%	7.93%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.18%	1.93%	1.43%	0.93%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% (1.50% after October 31, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

22	NUVEEN

Holding

Summaries as of December 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Cheniere Energy Inc.	3.9%
Bio-Rad Laboratories Inc.	3.4%
Luxoft Holding Inc.	3.0%
ING Groep N.V.	2.8%
CIT Group Inc.	2.8%

Portfolio Composition

(% of net assets)

Banks	12.5%
Pharmaceuticals	9.7%
Chemicals	6.5%
Semiconductors & Semiconductor Equipment	6.2%
Oil, Gas & Consumable Fuels	6.0%
Insurance	5.4%
Industrial Conglomerates	4.7%
Food Products	4.4%
Life Sciences Tools & Services	3.9%
Household Durables	3.7%
Food & Staples Retailing	3.7%
Diversified Telecommunication Services	3.5%
Media	3.1%
IT Services	3.0%
Electronic Equipment, Instruments & Components	2.6%
Auto Components	2.4%
Other	18.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	46.4%
Japan	10.6%
United Kingdom	9.1%
Germany	6.5%
Netherlands	5.2%
Switzerland	5.0%
France	3.5%
Spain	2.5%
Belgium	2.4%
Norway	2.3%
South Korea	2.1%
Other	4.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

1	Includes 2.1% (as a percentage of net assets) in emerging market countries.

NUVEEN	23

Holding Summaries as of December 31, 2016 (continued)

Nuveen NWQ Global Equity Income Fund

Fund Allocation

(% of net assets)

Common Stocks	88.9%
Convertible Preferred Securities	7.6%
Corporate Bonds	0.4%
$25 Par (or similar) Retail Preferred	1.0%
$1,000 Par (or similar) Institutional Preferred	1.5%
Warrants	0.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

GlaxoSmithKline PLC	3.6%
Oracle Corporation	3.5%
Nippon Telegraph and Telephone Corporation, ADR	3.3%
Unum Group	3.1%
Citigroup Inc.	2.9%

Portfolio Composition

(% of net assets)

Banks	12.7%
Insurance	11.5%
Pharmaceuticals	10.6%
Media	6.0%
Diversified Telecommunication Services	5.8%
Software	5.5%
Capital Markets	5.5%
Industrial Conglomerates	3.8%
Air Freight & Logistics	3.7%
Chemicals	3.3%
Electric Utilities	3.1%
Oil, Gas & Consumable Fuels	2.9%
Multi-Utilities	2.8%
Communications Equipment	2.6%
Tobacco	2.6%
Other	17.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	46.9%
Germany	11.8%
United Kingdom	9.6%
Switzerland	6.0%
Japan	4.6%
Netherlands	4.2%
France	3.9%
Israel	3.2%
Norway	2.2%
Belgium	1.7%
Australia	1.3%
Other	4.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

1	Includes 0.3% (as a percentage of net assets) in emerging market countries.

24	NUVEEN

Nuveen NWQ Multi-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	14.2%
Banks	14.0%
Insurance	10.0%
Pharmaceuticals	5.1%
Software	4.5%
Communication Equipment	4.1%
Media	4.1%
Electronic Equipment, Instruments & Components	4.0%
Machinery	3.8%
Consumer Finance	3.3%
Specialty Retail	3.3%
Mortgage Real Estate Investment Trusts	2.9%
Airlines	2.7%
Automobiles	2.6%
Life Sciences Tools & Services	2.6%
Other	18.4%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.2%
CIT Group Inc.	3.6%
Discover Financial Services	3.3%
EQT Corporation	3.3%
JPMorgan Chase & Co.	3.1%

NUVEEN	25

Holding Summaries as of December 31, 2016 (continued)

Nuveen NWQ Large-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	14.9%
Oil, Gas & Consumable Fuels	14.2%
Insurance	10.1%
Software	6.9%
Consumer Finance	6.7%
Media	6.4%
Pharmaceuticals	5.1%
Industrial Conglomerates	4.4%
Multiline Retail	3.4%
Airlines	2.8%
Automobiles	2.6%
Aerospace & Defense	2.0%
Other	19.9%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.2%
Oracle Corporation	3.7%
Discover Financial Services	3.7%
EQT Corporation	3.4%
JPMorgan Chase & Co.	3.3%

26	NUVEEN

Nuveen NWQ Small/Mid-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	88.6%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	7.6%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	15.9%
Household Durables	8.2%
Semiconductors & Semiconductor Equipment	6.7%
Oil, Gas & Consumable Fuels	6.6%
Communication Equipment	5.0%
Life Sciences Tools & Services	4.5%
Insurance	4.4%
Equity Real Estate Investment Trusts	4.1%
Food Products	4.1%
Paper & Forest Products	3.3%
Specialty Retail	2.8%
Machinery	2.6%
Electronic Equipment, Instruments & Components	2.3%
Other	18.1%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	7.6%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Bio-Rad Laboratories Inc.	3.7%
Mitel Networks Corporation	3.6%
Haverty Furniture Companies Inc.	2.8%
Lattice Semiconductor Corporation	2.8%
Newfield Exploration Company	2.6%

NUVEEN	27

Holding Summaries as of December 31, 2016 (continued)

Nuveen NWQ Small-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	95.0%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	21.0%
Semiconductors & Semiconductor Equipment	7.8%
Household Durables	7.3%
Food Products	7.1%
Electronic Equipment, Instruments & Components	5.1%
Equity Real Estate Investment Trusts	4.6%
Paper & Forest Products	4.4%
Oil, Gas & Consumable Fuels	4.0%
Communication Equipment	3.8%
Technology Hardware, Storage & Peripherals	3.7%
Health Care Equipment & Supplies	2.6%
Electrical Equipment	2.5%
Real Estate Management & Development	2.4%
Other	18.7%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Mitel Networks Corporation	3.8%
Western Alliance Bancorporation	3.7%
Lattice Semiconductor Corporation	2.9%
Entegris Inc.	2.9%
Capital Bank Financial Corporation, Class A Shares	2.7%

28	NUVEEN

Nuveen Tradewinds Value Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	91.2%
Convertible Preferred Securities	5.5%
$25 Par (or similar) Retail Preferred	0.7%
$1,000 Par (or similar) Institutional Preferred	2.0%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	12.5%
Insurance	10.5%
Pharmaceuticals	9.6%
Diversified Telecommunication Services	5.6%
Electric Utilities	5.4%
Software	5.3%
Oil, Gas & Consumable Fuels	5.0%
Industrial Conglomerates	5.0%
Media	5.0%
Road & Rail	4.1%
Capital Markets	3.4%
Chemicals	3.1%
Air Freight & Logistics	2.5%
Food & Staples Retailing	2.4%
Other	20.0%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.5%
General Electric Company	3.4%
Oracle Corporation	3.2%
Unum Group	3.2%
CSX Corporation	2.8%

NUVEEN	29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2016.

The beginning of the period is July 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global All-Cap Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,088.00	$1,083.50	$1,089.50
Expenses Incurred During Period	$5.84	$9.77	$4.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.61	$1,015.83	$1,020.87
Expenses Incurred During Period	$5.65	$9.45	$4.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86% and 0.86% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	NUVEEN

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3*	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,049.50	$1,045.30	$1,047.90	$1,050.80
Expenses Incurred During Period	$5.73	$9.59	$7.02	$4.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.61	$1,015.83	$1,018.35	$1,020.87
Expenses Incurred During Period	$5.65	$9.45	$6.92	$4.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

*	Effective July 8, 2016, Class R3 became available to the public.

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,127.30	$1,122.90	$1,125.60	$1,128.80
Expenses Incurred During Period	$6.17	$10.17	$7.50	$4.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During Period	$5.85	$9.65	$7.12	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,126.50	$1,121.60	$1,124.90	$1,127.30
Expenses Incurred During Period	$6.38	$10.37	$7.71	$5.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.21	$1,015.43	$1,017.95	$1,020.47
Expenses Incurred During Period	$6.06	$9.86	$7.32	$4.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.94%, 1.44% and 0.94% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	31

Expense Examples (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,180.00	$1,175.30	$1,178.50	$1,182.50	$1,181.50
Expenses Incurred During Period	$7.20	$11.29	$8.57	$5.01	$5.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.82	$1,017.34	$1,020.62	$1,019.86
Expenses Incurred During Period	$6.67	$10.46	$7.93	$4.63	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.91% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,193.80	$1,189.10	$1,192.30	$1,196.70	$1,195.50
Expenses Incurred During Period	$7.30	$11.42	$8.68	$4.76	$5.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.77	$1,017.29	$1,020.87	$1,019.81
Expenses Incurred During Period	$6.72	$10.51	$7.98	$4.38	$5.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 1.57%, 0.86% and 1.07% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Value Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.00	$1,053.20	$1,055.50	$1,058.30
Expenses Incurred During Period	$5.96	$9.83	$7.25	$4.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During Period	$5.85	$9.65	$7.12	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	NUVEEN

Nuveen NWQ Global All-Cap Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Auto Components – 2.4%

7,790	GKN PLC, (2)	$31,751

	Banks – 12.5%

845	CIT Group Inc.	36,065

520	Citigroup Inc.	30,904

2,620	ING Groep N.V., (2)	36,886

505	Privatebancorp, Inc.	27,366

630	Western Alliance Bancorporation, (3)	30,687
	Total Banks	161,908

	Beverages – 1.9%

3,440	Britvic PLC, (2)	24,019

	Capital Markets – 2.2%

1,860	UBS Group AG	29,146

	Chemicals – 6.5%

127	LG Chem Limited, (2)	27,387

977	Nissan Chemical Industries Limited, (2)	32,567

316	Nitto Denko Corporation, (2)	24,193
	Total Chemicals	84,147

	Communications Equipment – 1.1%

2,530	Ericsson LM, Class B Shares, (2)	14,828

	Containers & Packaging – 1.6%

4,130	DS Smith PLC, (2)	20,739

	Diversified Telecommunication Services – 3.5%

705	Nippon Telegraph and Telephone Corporation, ADR, (2)	29,677

1,140	Telefonica Brasil SA, (2)	15,405
	Total Diversified Telecommunication Services	45,082

	Electric Utilities – 1.4%

6,085	EDP – Energias de Portugal, S.A., (2)	18,520

	Electronic Equipment, Instruments & Components – 2.6%

250	Coherent Inc., (3)	34,346

	Food & Staples Retailing – 3.7%

968	Carrefour SA, (2)	23,306

305	CVS Health Corporation	24,068
	Total Food & Staples Retailing	47,374

NUVEEN	33

Nuveen NWQ Global All-Cap Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products – 4.4%

3,340	Orkla ASA, (2)	$30,223

363	TreeHouse Foods Inc., (3)	26,205
	Total Food Products	56,428

	Household Durables – 3.7%

1,365	Sekisui House, Ltd., (2)	22,679

1,335	Taylor Morrison, (3)	25,712
	Total Household Durables	48,391

	Industrial Conglomerates – 4.7%

1,010	Koninklijke Philips Electronics NV, (2)	30,878

249	Siemens AG, Sponsored ADR, (2)	30,488
	Total Industrial Conglomerates	61,366

	Insurance – 5.4%

792	Ageas, (2)	31,305

205	AON PLC	22,864

165	Swiss Re AG, (2)	15,611
	Total Insurance	69,780

	IT Services – 3.0%

685	Luxoft Holding Inc., (3)	38,497

	Life Sciences Tools & Services – 3.9%

245	Bio-Rad Laboratories Inc., (3)	44,659

200	Patheon N.V, (3)	5,742
	Total Life Sciences Tools & Services	50,401

	Machinery – 2.4%

392	Duerr AG, (2)	31,431

	Media – 3.1%

245	Time Warner Inc.	23,650

470	Viacom Inc., Class B	16,497
	Total Media	40,147

	Multiline Retail – 1.1%

190	Target Corporation	13,724

	Multi-Utilities – 1.7%

1,300	Veolia Environment S.A., ADR, (2)	22,089

	Oil, Gas & Consumable Fuels – 6.0%

1,210	Cheniere Energy Inc., (3)	50,130

415	EQT Corporation	27,141
	Total Oil, Gas & Consumable Fuels	77,271

34	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals – 9.7%

1,060	Almirall SA, (2), (3)	$16,444

1,285	GlaxoSmithKline PLC, (2)	24,683

865	Impax Laboratories Inc., (3)	11,461

635	Otsuka Holdings Company KK, (2)	27,661

86	Roche Holdings AG, Sponsored ADR, (2)	19,604

708	Teva Pharmaceutical Industries Limited, Sponsored ADR, (2)	25,493
	Total Pharmaceuticals	125,346

	Semiconductors & Semiconductor Equipment – 6.2%

1,305	Infineon Technologies AG, (2)	22,573

655	Microsemi Corporation, (3)	35,350

910	Teradyne Inc.	23,114
	Total Semiconductors & Semiconductor Equipment	81,037

	Software – 2.0%

685	Oracle Corporation	26,338

	Technology Hardware, Storage & Peripherals – 2.1%

610	Electronics For Imaging, (3)	26,755

	Tobacco – 1.3%

390	Imperial Brands PLC, (2)	16,996
	Total Long-Term Investments (cost $1,202,777)	1,297,857
	Other Assets Less Liabilities – (0.1)%	(1,937)
	Net Assets – 100%	$1,295,920

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

NUVEEN	35

Nuveen NWQ Global Equity Income Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 88.9%

	Air Freight & Logistics – 3.7%

116,500	Deutsche Post AG, (2)	$3,820,622

12,100	United Parcel Service, Inc., Class B	1,387,144
	Total Air Freight & Logistics	5,207,766

	Automobiles – 1.5%

28,500	Daimler AG, (2)	2,115,144

	Banks – 10.0%

6,394,000	Bank of Ireland, (2), (3)	1,576,950

51,400	CIT Group Inc.	2,193,752

69,500	Citigroup Inc.	4,130,385

243,000	ING Groep N.V., (2)	3,421,136

30,500	JPMorgan Chase & Co.	2,631,845
	Total Banks	13,954,068

	Capital Markets – 5.4%

128,500	Ares Capital Corporation	2,118,965

38,000	Deutsche Boerse AG, (2), (3)	3,092,273

155,500	UBS Group AG, (2)	2,431,312
	Total Capital Markets	7,642,550

	Chemicals – 3.3%

210,000	CVR Partners LP	1,262,100

59,000	Dow Chemical Company	3,375,980
	Total Chemicals	4,638,080

	Communications Equipment – 2.6%

64,500	Cisco Systems, Inc.	1,949,190

300,000	Ericsson LM, Class B Shares, (2)	1,758,291
	Total Communications Equipment	3,707,481

	Diversified Financial Services – 1.3%

230,000	Challenger Limited, (2)	1,858,379

	Diversified Telecommunication Services – 4.6%

109,000	Nippon Telegraph and Telephone Corporation, ADR, (2)	4,588,370

135,000	Telefonica Brasil SA, (2)	1,824,294
	Total Diversified Telecommunication Services	6,412,664

	Electric Utilities – 1.2%

540,000	EDP – Energias de Portugal, S.A., (2)	1,643,515

36	NUVEEN

Shares	Description (1)	Value

	Electrical Equipment – 1.1%

22,700	Eaton PLC	$1,522,943

	Equity Real Estate Investment Trusts – 1.8%

33,500	Apartment Investment & Management Company, Class A	1,522,575

66,000	Paramount Group Inc.	1,055,340
	Total Equity Real Estate Investment Trusts	2,577,915

	Food & Staples Retailing – 2.4%

42,500	CVS Health Corporation	3,353,675

	Food Products – 2.2%

335,000	Orkla ASA, (2)	3,031,324

	Hotels, Restaurants & Leisure – 0.7%

16,400	Cedar Fair LP	1,052,880

	Household Durables – 1.3%

108,000	Sekisui House, Ltd., (2)	1,794,344

	Industrial Conglomerates – 3.8%

46,000	General Electric Company	1,453,600

79,000	Koninklijke Philips Electronics NV, (2)	2,415,182

12,300	Siemens AG, Sponsored ADR, (2)	1,506,011
	Total Industrial Conglomerates	5,374,793

	Insurance – 10.8%

62,000	Ageas, (2)	2,450,661

17,200	Allianz AG ORD Shares, (2)	2,838,652

38,400	CNA Financial Corporation	1,593,600

40,800	Swiss Re AG, (2)	3,860,204

99,500	Unum Group	4,371,035
	Total Insurance	15,114,152

	Media – 6.0%

75,000	Interpublic Group of Companies, Inc.	1,755,750

67,100	National CineMedia, Inc.	988,383

37,000	ProSiebenSat.1 Media AG, (2)	1,424,203

25,600	Time Warner Inc.	2,471,168

50,000	Viacom Inc., Class B	1,755,000
	Total Media	8,394,504

	Mortgage Real Estate Investment Trusts – 1.2%

80,000	Colony Financial Inc.	1,620,000

	Multi-Utilities – 2.8%

231,500	Veolia Environment S.A., ADR, (2)	3,933,614

NUVEEN	37

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 2.9%

29,000	Phillips 66			$2,505,890

31,000	Total SA, (2)			1,590,055
	Total Oil, Gas & Consumable Fuels			4,095,945

	Pharmaceuticals – 7.4%

116,600	AstraZeneca PLC, Sponsored ADR			3,185,512

261,500	GlaxoSmithKline PLC, (2)			5,023,016

9,300	Roche Holdings AG, Sponsored ADR, (2)			2,119,959
	Total Pharmaceuticals			10,328,487

	Road & Rail – 1.2%

16,800	Union Pacific Corporation			1,741,824

	Semiconductors & Semiconductor Equipment – 1.3%

102,000	Infineon Technologies AG, (2)			1,764,342

	Software – 5.5%

44,400	Microsoft Corporation			2,759,017

128,000	Oracle Corporation			4,921,600
	Total Software			7,680,617

	Textiles, Apparel & Luxury Goods – 0.0%

2,506,000	Chnia Hongxing Sports Limited, (4)			2

	Tobacco – 2.6%

84,400	Imperial Brands PLC, (2)			3,678,197

	Water Utilities – 0.3%

3,975,000	Sound Global Limited, (3), (4)			381,891
	Total Common Stocks (cost $121,009,755)			124,621,096

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 7.6%

	Banks – 1.9%

1,600	Bank of America Corporation	7.250%	BB+	$1,866,880

700	Wells Fargo & Company	7.500%	BBB	833,000
	Total Banks			2,699,880

	Diversified Telecommunication Services – 1.3%

25,000	Frontier Communications Corporation	11.125%	N/R	1,777,000

	Electric Utilities – 1.2%

34,000	Great Plains Energy Inc.	7.000%	N/R	1,720,400

	Pharmaceuticals – 3.2%

7,000	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	4,531,100
	Total Convertible Preferred Securities (cost $12,455,610)			10,728,380

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 0.4%

	Banks – 0.4%

$505	Bank of America Corporation	6.300%	12/29/49	BB+	$527,725
$505	Total Corporate Bonds (cost $511,613)				527,725

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.0%

	Insurance – 0.7%

39,000	National General Holding Company	7.625%		N/R	$976,950

	Wireless Telecommunication Services – 0.3%

15,500	United States Cellular Corporation	7.250%		Ba1	393,855
	Total $25 Par (or similar) Retail Preferred (cost $1,369,359)				1,370,805

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.5%

	Banks – 0.4%

$550	Citigroup Inc.	5.950%	N/A (6)	BB+	$558,223

	Electric Utilities – 0.7%

900	Emera, Inc.	6.750%	6/15/76	BBB–	963,000

	Food Products – 0.4%

30	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	30,600

524	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	534,479
554	Total Food Products				565,079
$2,004	Total $1,000 Par (or similar) Institutional Preferred (cost $2,061,882)				2,086,302

Principal Amount (000)	Description (1)				Value

	WARRANTS – 0.7%

	Financials – 0.7%

$18	Merrill Lynch International Company CV, 144A				$975,576
$18	Total Warrants (cost $999,589)				975,576
	Total Long-Term Investments (cost $138,407,808)				140,309,884
	Other Assets Less Liabilities – (0.1)%				(197,962)
	Net Assets – 100%				$140,111,922

NUVEEN	39

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Perpetual security. Maturity date is not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

40	NUVEEN

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Airlines – 2.7%

54,000	Southwest Airlines Co.	$2,691,360

	Automobiles – 2.6%

74,500	General Motors Company	2,595,580

	Banks – 14.0%

63,000	Bank of America Corporation	1,392,300

83,000	CIT Group Inc.	3,542,440

71,000	Citigroup Inc.	4,219,530

36,100	JPMorgan Chase & Co.	3,115,069

30,500	Privatebancorp, Inc.	1,652,795
	Total Banks	13,922,134

	Capital Markets – 1.7%

129,108	FBR Capital Markets Corporation	1,678,404

	Communication Equipment – 4.1%

68,800	Arris International PLC, (2)	2,072,944

300,000	Mitel Networks Corporation, (2)	2,040,000
	Total Communication Equipment	4,112,944

	Consumer Finance – 3.3%

45,900	Discover Financial Services	3,308,931

	Electric Utilities – 0.7%

10,000	Edison International	719,900

	Electronic Equipment, Instruments & Components – 4.0%

18,600	Coherent Inc., (2)	2,555,361

82,900	VeriFone Holdings Inc., (2)	1,469,817
	Total Electronic Equipment, Instruments & Components	4,025,178

	Equity Real Estate Investment Trusts – 2.6%

63,200	Brandywine Realty Trust	1,043,432

136,000	MedEquities Realty Trust, Inc.	1,509,600
	Total Equity Real Estate Investment Trusts	2,553,032

	Food Products – 1.7%

30,000	Aryzta AG, ADR, (3)	660,000

14,300	TreeHouse Foods Inc., (2)	1,032,317
	Total Food Products	1,692,317

NUVEEN	41

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 1.0%

7,720	CIGNA Corporation	$1,029,771

	Hotels, Restaurants & Leisure – 1.2%

63,900	Bloomin Brands	1,152,117

	Independent Power & Renewable Electricity Producers – 1.6%

137,600	Calpine Corporation, (2)	1,572,768

	Industrial Conglomerates – 2.1%

68,900	Philips Electronics	2,106,273

	Insurance – 10.0%

24,500	AON PLC	2,732,485

44,850	CNA Financial Corporation	1,861,275

9,900	Reinsurance Group of America Inc.	1,245,717

69,300	Unum Group	3,044,349

30,000	XL Group Limited	1,117,800
	Total Insurance	10,001,626

	Life Sciences Tools & Services – 2.6%

14,200	Bio-Rad Laboratories Inc., (2)	2,588,376

	Machinery – 3.8%

21,910	Ingersoll Rand Company Limited, Class A	1,644,126

66,500	Terex Corporation	2,096,745
	Total Machinery	3,740,871

	Media – 4.1%

65,000	Interpublic Group of Companies, Inc.	1,521,650

72,200	Viacom Inc., Class B	2,534,220
	Total Media	4,055,870

	Mortgage Real Estate Investment Trusts – 2.9%

97,000	Colony Financial Inc.	1,964,250

56,700	PennyMac Mortgage Investment Trust	928,179
	Total Mortgage Real Estate Investment Trusts	2,892,429

	Multiline Retail – 1.6%

22,400	Target Corporation	1,617,952

	Oil, Gas & Consumable Fuels – 14.2%

69,000	Cheniere Energy Inc., (2)	2,858,670

50,500	EQT Corporation	3,302,700

49,000	Hess Corporation	3,052,210

26,500	Occidental Petroleum Corporation	1,887,595

15,000	Phillips 66	1,296,150

42	NUVEEN

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels (continued)

52,000	Suncor Energy, Inc.			$1,699,880
	Total Oil, Gas & Consumable Fuels			14,097,205

	Pharmaceuticals – 5.1%

7,900	Allergan PLC			1,659,079

37,800	GlaxoSmithKline PLC, Sponsored ADR			1,455,678

54,200	Impax Laboratories Inc., (2)			718,150

38,700	Pfizer Inc.			1,256,976
	Total Pharmaceuticals			5,089,883

	Semiconductors & Semiconductor Equipment – 2.2%

85,700	Teradyne Inc.			2,176,780

	Software – 4.5%

79,900	Oracle Corporation			3,072,155

59,500	Symantec Corporation			1,421,455
	Total Software			4,493,610

	Specialty Retail – 3.3%

7,300	Advance Auto Parts, Inc.			1,234,576

80,000	GameStop Corporation			2,020,800
	Total Specialty Retail			3,255,376

	Technology Hardware, Storage & Peripherals – 2.0%

45,800	Electronics For Imaging, (2)			2,008,788
	Total Long-Term Investments (cost $83,216,107)			99,179,475

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7%

	REPURCHASE AGREEMENTS – 0.7%

$699	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $698,591, collateralized by $735,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $712,685	0.030%	1/03/17	$698,589
	Total Short-Term Investments (cost $698,589)			698,589
	Total Investments (cost $83,914,696) – 100.3%			99,878,064
	Other Assets Less Liabilities – (0.3)%			(320,398)
	Net Assets – 100%			$99,557,666

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

NUVEEN	43

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 2.0%

13,830	Raytheon Company	$1,963,860

	Airlines – 2.8%

54,260	Southwest Airlines Co.	2,704,318

	Automobiles – 2.6%

72,000	General Motors Company	2,508,480

	Banks – 14.9%

71,000	CIT Group Inc.	3,030,280

69,285	Citigroup Inc.	4,117,608

92,000	ING Groep N.V., Sponsored ADR	1,297,200

37,835	JPMorgan Chase & Co.	3,264,782

11,300	PNC Financial Services Group, Inc.	1,321,648

27,500	Wells Fargo & Company	1,515,525
	Total Banks	14,547,043

	Capital Markets – 1.8%

22,700	State Street Corporation	1,764,244

	Chemicals – 1.3%

22,300	Dow Chemical Company	1,276,006

	Consumer Finance – 6.7%

49,900	Discover Financial Services	3,597,291

82,300	Synchrony Financial	2,985,021
	Total Consumer Finance	6,582,312

	Electric Utilities – 0.9%

12,300	Edison International	885,477

	Food & Staples Retailing – 1.6%

19,500	CVS Health Corporation	1,538,745

	Health Care Providers & Services – 1.3%

9,000	Anthem Inc.	1,293,930

	Independent Power & Renewable Electricity Producers – 1.7%

144,100	Calpine Corporation, (2)	1,647,063

	Industrial Conglomerates – 4.4%

64,330	General Electric Company	2,032,828

73,000	Philips Electronics	2,231,610
	Total Industrial Conglomerates	4,264,438

44	NUVEEN

Shares	Description (1)	Value

	Insurance – 10.1%

23,505	AON PLC	$2,621,513

53,680	MetLife, Inc.	2,892,815

74,310	Unum Group	3,264,438

30,000	XL Group Limited	1,117,800
	Total Insurance	9,896,566

	Internet Software & Services – 1.9%

2,340	Alphabet Inc., Class A, (2)	1,854,333

	IT Services – 1.2%

30,000	PayPal Holdings, Inc., (2)	1,184,100

	Life Sciences Tools & Services – 0.7%

4,000	Bio-Rad Laboratories Inc., (2)	729,120

	Machinery – 1.8%

23,370	Ingersoll Rand Company Limited, Class A	1,753,685

	Media – 6.4%

68,630	Interpublic Group of Companies, Inc.	1,606,628

21,000	Time Warner Inc.	2,027,130

74,800	Viacom Inc., Class B	2,625,480
	Total Media	6,259,238

	Multiline Retail – 3.4%

48,400	Macy’s, Inc.	1,733,204

22,000	Target Corporation	1,589,060
	Total Multiline Retail	3,322,264

	Oil, Gas & Consumable Fuels – 14.2%

76,600	Cheniere Energy Inc., (2)	3,173,538

50,500	EQT Corporation	3,302,700

31,500	Hess Corporation	1,962,135

30,300	Occidental Petroleum Corporation	2,158,269

16,000	Phillips 66	1,382,560

59,000	Suncor Energy, Inc.	1,928,710
	Total Oil, Gas & Consumable Fuels	13,907,912

	Pharmaceuticals – 5.1%

8,100	Allergan PLC	1,701,081

32,900	GlaxoSmithKline PLC, Sponsored ADR	1,266,979

62,500	Pfizer Inc.	2,030,000
	Total Pharmaceuticals	4,998,060

	Road & Rail – 1.9%

17,500	Union Pacific Corporation	1,814,400

NUVEEN	45

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)			Value

	Semiconductors & Semiconductor Equipment – 1.7%

63,635	Teradyne Inc.			$1,616,329

	Software – 6.9%

19,000	Microsoft Corporation			1,180,660

94,855	Oracle Corporation			3,647,175

82,200	Symantec Corporation			1,963,758
	Total Software			6,791,593

	Specialty Retail – 1.3%

7,600	Advance Auto Parts, Inc.			1,285,312

	Tobacco – 0.8%

8,820	Philip Morris International			806,942
	Total Long-Term Investments (cost $65,493,514)			97,195,770

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.2%

	REPURCHASE AGREEMENTS – 1.2%

$1,152	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $1,151,632, collateralized by $1,215,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $1,178,111	0.030%	1/03/17	$1,151,628
	Total Short-Term Investments (cost $1,151,628)			1,151,628
	Total Investments (cost $66,645,142) – 100.6%			98,347,398
	Other Assets Less Liabilities – (0.6)%			(586,839)
	Net Assets – 100%			$97,760,559

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

46	NUVEEN

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 88.6%

	COMMON STOCKS – 88.6%

	Aerospace & Defense – 1.8%

13,517	Orbital ATK, Inc.	$1,185,846

	Automobiles – 0.9%

10,170	Harley-Davidson, Inc.	593,318

	Banks – 15.9%

26,815	Ameris Bancorp.	1,169,134

29,270	Capital Bank Financial Corporation, Class A Shares	1,148,848

21,495	CIT Group Inc.	917,407

41,235	Heritage Financial Corporation	1,061,801

29,890	Pacwest Bancorp.	1,627,212

22,930	Privatebancorp, Inc.	1,242,577

1,720	SVB Financial Group, (2)	295,255

3,765	Texas Capital BancShares, Inc., (2)	295,176

30,605	The Bank of NT Butterfield and Son Limited	962,221

31,010	Western Alliance Bancorporation, (2)	1,510,497
	Total Banks	10,230,128

	Building Products – 0.8%

9,200	Apogee Enterprises, Inc.	492,752

	Communication Equipment – 5.0%

19,680	Arris International PLC, (2)	592,958

7,627	Lumentum Holdings Inc., (2)	294,784

341,630	Mitel Networks Corporation, (2)	2,323,084
	Total Communication Equipment	3,210,826

	Containers & Packaging – 0.7%

6,525	Avery Dennison Corporation	458,186

	Electric Utilities – 0.8%

19,370	Great Plains Energy Incorporated	529,770

	Electrical Equipment – 2.2%

18,480	EnerSys	1,443,288

	Electronic Equipment, Instruments & Components – 2.3%

10,710	Coherent Inc., (2)	1,471,393

NUVEEN	47

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 4.1%

73,639	Brandywine Realty Trust	$1,215,780

86,465	Ramco-Gershenson Properties Trust	1,433,590
	Total Equity Real Estate Investment Trusts	2,649,370

	Food Products – 4.1%

16,368	John B Sanfilippo & Son, Inc.	1,152,144

20,305	TreeHouse Foods Inc., (2)	1,465,818
	Total Food Products	2,617,962

	Gas Utilities – 0.5%

3,960	Atmos Energy Corporation	293,634

	Household Durables – 8.2%

37,492	La Z Boy Inc.	1,164,127

73,405	Taylor Morrison, (2)	1,413,780

131,660	Tri Pointe Group, Incorporated, (2)	1,511,457

18,725	Univeral Electronics Inc., (2)	1,208,699
	Total Household Durables	5,298,063

	Insurance – 4.4%

23,315	Axis Capital Holdings Limited	1,521,770

6,025	Reinsurance Group of America Inc.	758,126

14,610	XL Group Limited	544,369
	Total Insurance	2,824,265

	IT Services – 0.9%

8,025	Euronet Worldwide, Inc., (2)	581,251

	Life Sciences Tools & Services – 4.5%

12,905	Bio-Rad Laboratories Inc., (2)	2,352,323

25,390	Bruker Biosciences Corporation	537,760
	Total Life Sciences Tools & Services	2,890,083

	Machinery – 2.6%

23,980	Albany International Corporation, Class A	1,110,274

8,550	Woodward Governor Company	590,378
	Total Machinery	1,700,652

	Metals & Mining – 2.2%

35,295	Materion Corporation	1,397,682

	Multiline Retail – 1.7%

57,735	Freds Inc.	1,071,562

	Oil, Gas & Consumable Fuels – 6.6%

41,480	Newfield Exploration Company, (2)	1,679,940

19,585	PDC Energy Inc., (2)	1,421,479

48	NUVEEN

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels (continued)

128,310	Synergy Resources Corporation, (2)			$1,143,242
	Total Oil, Gas & Consumable Fuels			4,244,661

	Paper & Forest Products – 3.3%

40,050	Boise Cascade Company, (2)			901,125

7,575	Deltic Timber Corporation			583,805

26,180	Glatfelter			625,440
	Total Paper & Forest Products			2,110,370

	Personal Products – 1.1%

20,868	Inter Parfums, Inc.			683,427

	Real Estate Management & Development – 2.0%

98,220	Forestar Real Estate Group Inc., (2)			1,306,326

	Road & Rail – 0.3%

8,530	Marten Transport, Ltd.			198,749

	Semiconductors & Semiconductor Equipment – 6.7%

243,375	Lattice Semiconductor Corporation, (2)			1,791,240

14,745	Microsemi Corporation, (2)			795,787

16,050	Qorvo Inc., (2)			846,316

34,445	Teradyne Inc.			874,903
	Total Semiconductors & Semiconductor Equipment			4,308,246

	Specialty Retail – 2.8%

75,820	Haverty Furniture Companies Inc.			1,796,933

	Technology Hardware, Storage & Peripherals – 2.2%

32,630	Electronics For Imaging, (2)			1,431,151
	Total Long-Term Investments (cost $46,005,130)			57,019,894

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.8%

	REPURCHASE AGREEMENTS – 3.8%

$2,452	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $2,452,468, collateralized by $2,580,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $2,501,669	0.030%	1/03/17	$2,452,460
	Total Short-Term Investments (cost $2,452,460)			2,452,460
	Total Investments (cost $48,457,590) – 92.4%			59,472,354
	Other Assets Less Liabilities – 7.6%			4,858,379
	Net Assets – 100%			$64,330,733

NUVEEN	49

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

50	NUVEEN

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.0%

	COMMON STOCKS – 95.0%

	Aerospace & Defense – 2.1%

173,320	Orbital ATK, Inc.	$15,205,364

	Apparel, Accessories & Luxury Goods – 0.7%

1,173,740	Vince Holding Company, (2)	4,753,647

	Auto Components – 2.0%

804,164	Stoneridge Inc., (2)	14,225,661

	Banks – 21.0%

339,745	Ameris Bancorp.	14,812,882

139,015	Banner Corporation	7,758,427

492,810	Capital Bank Financial Corporation, Class A Shares	19,342,793

525,660	Heritage Financial Corporation	13,535,745

245,465	Hilltop Holdings Inc.	7,314,857

170,960	Hope Bancorp Inc.	3,742,314

349,715	Pacwest Bancorp.	19,038,485

273,455	Privatebancorp, Inc.	14,818,526

47,805	Texas Capital BancShares, Inc., (2)	3,747,912

604,082	The Bank of NT Butterfield and Son Limited	18,992,338

547,440	Western Alliance Bancorporation, (2)	26,665,802
	Total Banks	149,770,081

	Building Products – 0.8%

108,340	Apogee Enterprises, Inc.	5,802,690

	Communication Equipment – 3.8%

3,977,610	Mitel Networks Corporation, (2)	27,047,748

	Electric Utilities – 0.5%

109,220	PNM Resources Inc.	3,746,246

	Electrical Equipment – 2.5%

223,960	EnerSys	17,491,276

	Electronic Equipment, Instruments & Components – 5.1%

132,685	Coherent Inc., (2)	18,228,929

67,136	Kimball Electronics Inc., (2)	1,221,875

799,758	Novanta, Inc., (2)	16,794,918
	Total Electronic Equipment, Instruments & Components	36,245,722

	Equity Real Estate Investment Trusts – 4.6%

896,051	Brandywine Realty Trust	14,793,802

NUVEEN	51

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

1,104,090	Ramco-Gershenson Properties Trust	$18,305,812
	Total Equity Real Estate Investment Trusts	33,099,614

	Food Products – 7.1%

207,651	John B Sanfilippo & Son, Inc.	14,616,554

1,311,122	Landec Corporation, (2)	18,093,484

248,035	TreeHouse Foods Inc., (2)	17,905,647
	Total Food Products	50,615,685

	Health Care Equipment & Supplies – 2.6%

220,685	Analogic Corporation	18,305,821

	Household Durables – 7.3%

499,479	Hooker Furniture Corporation	18,955,228

847,689	Taylor Morrison, (2)	16,326,490

1,461,780	Tri Pointe Group, Incorporated, (2)	16,781,234
	Total Household Durables	52,062,952

	IT Services – 1.0%

97,911	Euronet Worldwide, Inc., (2)	7,091,694

	Machinery – 1.7%

267,525	Albany International Corporation, Class A	12,386,408

	Metals & Mining – 2.4%

426,290	Materion Corporation	16,881,084

	Multiline Retail – 1.7%

670,315	Freds Inc.	12,441,046

	Oil, Gas & Consumable Fuels – 4.0%

208,870	PDC Energy Inc., (2)	15,159,785

1,475,490	Synergy Resources Corporation, (2)	13,146,616
	Total Oil, Gas & Consumable Fuels	28,306,401

	Paper & Forest Products – 4.4%

455,235	Boise Cascade Company, (2)	10,242,788

84,545	Deltic Timber Corporation	6,515,883

318,809	Glatfelter	7,616,347

181,675	Louisiana-Pacific Corporation, (2)	3,439,108

40,661	Neenah Paper, Inc.	3,464,317
	Total Paper & Forest Products	31,278,443

	Personal Products – 1.2%

254,629	Inter Parfums, Inc.	8,339,100

	Pharmaceuticals – 0.5%

279,080	Impax Laboratories Inc., (2)	3,697,810

52	NUVEEN

Shares	Description (1)			Value

	Professional Services – 1.3%

320,438	GP Strategies Corporation, (2)			$9,164,527

	Real Estate Management & Development – 2.4%

1,275,925	Forestar Real Estate Group Inc., (2)			16,969,803

	Road & Rail – 0.3%

108,079	Marten Transport, Ltd.			2,518,241

	Semiconductors & Semiconductor Equipment – 7.8%

1,142,585	Entegris Inc., (2)			20,452,272

613,565	Integrated Device Technology, Inc., (2)			14,455,591

2,833,364	Lattice Semiconductor Corporation, (2)			20,853,559
	Total Semiconductors & Semiconductor Equipment			55,761,422

	Specialty Retail – 0.9%

282,740	Select Comfort Corporation, (2)			6,395,579

	Technology Hardware, Storage & Peripherals – 3.7%

487,230	Cray, Inc., (2)			10,085,660

365,150	Electronics For Imaging, (2)			16,015,478
	Total Technology Hardware, Storage & Peripherals			26,101,138

	Thrifts & Mortgage Finance – 1.6%

359,420	HomeStreet Inc.			11,357,672
	Total Long-Term Investments (cost $541,128,512)			677,062,875

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.3%

	REPURCHASE AGREEMENTS – 4.3%

$30,504	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $30,504,116, collateralized by $32,090,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $31,115,716	0.030%	1/03/17	$30,504,014
	Total Short-Term Investments (cost $30,504,014)			30,504,014
	Total Investments (cost $571,632,526) – 99.3%			707,566,889
	Other Assets Less Liabilities – 0.7%			5,032,863
	Net Assets – 100%			$712,599,752

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	53

Nuveen Tradewinds Value Opportunities Fund

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 91.2%

	Air Freight & Logistics – 2.5%

93,900	Deutsche Post AG, (2)	$3,079,454

18,100	United Parcel Service, Inc., Class B	2,074,984
	Total Air Freight & Logistics	5,154,438

	Automobiles – 0.8%

23,000	Daimler AG, (2)	1,706,958

	Banks – 9.9%

4,822,000	Bank of Ireland, (2), (3)	1,189,248

72,800	CIT Group Inc.	3,107,104

156,100	Citigroup Inc.	9,277,022

200,100	ING Groep N.V., (2)	2,817,158

46,400	JPMorgan Chase & Co.	4,003,856
	Total Banks	20,394,388

	Capital Markets – 3.4%

182,300	Ares Capital Corporation	3,006,127

30,500	Deutsche Boerse AG, (2), (3)	2,481,956

93,100	UBS Group AG, (2)	1,455,660
	Total Capital Markets	6,943,743

	Chemicals – 3.1%

235,600	CVR Partners LP	1,415,956

87,900	Dow Chemical Company	5,029,638
	Total Chemicals	6,445,594

	Communication Equipment – 2.0%

97,900	Cisco Systems, Inc.	2,958,538

207,000	Ericsson LM, Class B Shares, (2)	1,213,221
	Total Communication Equipment	4,171,759

	Diversified Financial Services – 0.7%

187,800	Challenger Limited, (2)	1,517,407

	Diversified Telecommunication Services – 4.7%

97,800	CenturyLink Inc.	2,325,684

88,600	Nippon Telegraph and Telephone Corporation, ADR, (2)	3,729,629

96,500	Telefonica Brasil SA, (2)	1,304,032

45,556	Verizon Communications Inc.	2,431,779
	Total Diversified Telecommunication Services	9,791,124

54	NUVEEN

Shares	Description (1)	Value

	Electric Utilities – 3.9%

31,137	Edison International	$2,241,553

498,700	EDP – Energias de Portugal, S.A., (2)	1,517,816

118,300	Exelon Corporation	4,198,467
	Total Electric Utilities	7,957,836

	Electrical Equipment – 1.1%

33,800	Eaton PLC	2,267,642

	Energy Equipment & Services – 1.4%

35,400	Schlumberger Limited	2,971,830

	Equity Real Estate Investment Trusts – 1.9%

52,100	Apartment Investment & Management Company, Class A	2,367,945

101,200	Paramount Group Inc.	1,618,188
	Total Equity Real Estate Investment Trusts	3,986,133

	Food & Staples Retailing – 2.4%

63,950	CVS Health Corporation	5,046,295

	Food Products – 1.3%

285,100	Orkla ASA, (2)	2,579,792

	Hotels, Restaurants & Leisure – 0.8%

26,900	Cedar Fair LP	1,726,980

	Household Durables – 0.7%

92,000	Sekisui House, Ltd., (2)	1,528,515

	Industrial Conglomerates – 5.0%

222,700	General Electric Company	7,037,320

66,000	Koninklijke Philips Electronics NV, (2)	2,017,747

10,700	Siemens AG, Sponsored ADR, (2)	1,310,107
	Total Industrial Conglomerates	10,365,174

	Insurance – 10.5%

51,100	Ageas, (2)	2,019,819

14,300	Allianz AG ORD Shares, (2)	2,360,042

87,500	American International Group, Inc.	5,714,625

51,700	CNA Financial Corporation	2,145,550

31,100	Swiss Re AG, (2)	2,942,459

150,500	Unum Group	6,611,465
	Total Insurance	21,793,960

	Internet Software & Services – 2.0%

5,200	Alphabet Inc., Class C Shares, (3)	4,013,464

NUVEEN	55

Nuveen Tradewinds Value Opportunities Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Media – 5.0%

154,800	Interpublic Group of Companies, Inc.	$3,623,868

102,500	National CineMedia, Inc.	1,509,825

33,900	ProSiebenSat.1 Media AG, (2)	1,304,878

39,200	Time Warner Inc.	3,783,976
	Total Media	10,222,547

	Mortgage Real Estate Investment Trusts – 1.2%

116,500	Colony Financial Inc.	2,359,125

	Multi-Utilities – 1.1%

137,100	Veolia Environment S.A., ADR, (2)	2,329,583

	Oil, Gas & Consumable Fuels – 5.0%

59,600	Exxon Mobil Corporation	5,379,496

43,500	Phillips 66	3,758,835

24,000	Total SA, (2)	1,231,010
	Total Oil, Gas & Consumable Fuels	10,369,341

	Pharmaceuticals – 7.1%

100,400	AstraZeneca PLC, Sponsored ADR	2,742,928

206,700	GlaxoSmithKline PLC, (2)	3,970,394

164,200	Pfizer Inc.	5,333,216

11,100	Roche Holdings AG, Sponsored ADR, (2)	2,530,274
	Total Pharmaceuticals	14,576,812

	Road & Rail – 4.1%

160,300	CSX Corporation	5,759,579

25,600	Union Pacific Corporation	2,654,208
	Total Road & Rail	8,413,787

	Semiconductors & Semiconductor Equipment – 0.8%

91,400	Infineon Technologies AG, (2)	1,580,989

	Software – 5.3%

69,100	Microsoft Corporation	4,293,874

174,604	Oracle Corporation	6,713,525
	Total Software	11,007,399

	Technology Hardware, Storage & Peripherals – 2.1%

37,700	Apple, Inc.	4,366,414

	Tobacco – 1.4%

66,400	Imperial Brands PLC, (2)	2,893,747
	Total Common Stocks (cost $169,125,542)	188,482,776

56	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 5.5%

	Banks – 1.2%

1,145	Bank of America Corporation	7.250%		BB+	$1,335,985

1,050	Wells Fargo & Company	7.500%		BBB	1,249,500
	Total Banks				2,585,485

	Diversified Telecommunication Services – 0.9%

25,000	Frontier Communications Corporation	11.125%		N/R	1,777,000

	Electric Utilities – 0.8%

34,970	Great Plains Energy Inc.	7.000%		N/R	1,769,482

	Pharmaceuticals – 2.6%

8,185	Teva Pharmaceutical Industries Limited, (2)	7.000%		N/R	5,298,151
	Total Convertible Preferred Securities (cost $13,882,360)				11,430,118

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.7%

	Consumer Finance – 0.7%

55,500	GMAC Capital Trust I	8.125%		B+	1,409,700
	Total $25 Par (or similar) Retail Preferred (cost $1,411,365)				1,409,700

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 2.0%

	Banks – 1.3%

$1,304	Bank of America Corporation	6.500%	N/A (5)	BB+	$1,362,680

1,400	Citigroup Inc.	5.800%	N/A (5)	BB+	1,412,250
2,704	Total Banks				2,774,930

	Electric Utilities – 0.7%

1,300	Emera, Inc.	6.750%	6/15/76	BBB–	1,391,000
$4,004	Total $1,000 Par (or similar) Institutional Preferred (cost $4,232,240)				4,165,930
	Total Long-Term Investments (cost $188,651,507)				205,488,524

NUVEEN	57

Nuveen Tradewinds Value Opportunities Fund (continued)

Portfolio of Investments	December 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

	REPURCHASE AGREEMENTS – 1.5%

$3,210	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price 3,209,881, collateralized by: $1,870,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $1,813,225; $235,000 U.S. Treasury Notes, 2.125%, due 6/30/22, value $237,785; $705,000 U.S. Treasury Notes, 0.375%, due 7/15/25, value $712,655; $150,000 U.S. Treasury Notes, 1.625%, due 2/15/26, value $140,488; $205,000 U.S. Treasury Bonds, 2.750%, due 8/15/42, value $194,567; $40,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $45,277; $130,000 U.S. Treasury Bonds, 3.125%, due 8/15/44, value $132,300	0.030%	1/03/17	$3,209,870
	Total Short-Term Investments (cost $3,209,870)			3,209,870
	Total Investments (cost $191,861,377) – 100.9%			208,698,394
	Other Assets Less Liabilities – (0.9)%			(1,874,613)
	Net Assets – 100%			$206,823,781

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Perpetual security. Maturity date is not applicable.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

58	NUVEEN

Statement of

Assets and Liabilities	December 31, 2016 (Unaudited)

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Assets
Long-term investments, at value (cost $1,202,777, $138,407,808, $83,216,107, $65,493,514, $46,005,130, $541,128,512, and $188,651,507, respectively)	$1,297,857	$140,309,884	$99,179,475	$97,195,770	$57,019,894	$677,062,875	$205,488,524
Short-term investments, at value (cost approximates value)	—	—	698,589	1,151,628	2,452,460	30,504,014	3,209,870
Cash denominated in foreign currencies (cost $4,155, $67,550, $—, $—, $—, $— and $44,062, respectively)	4,181	67,373	—	—	—	—	44,271
Cash	5,699	1,111,110	8,764	9,349	—	—	—
Receivable for:
Dividends	1,955	222,024	128,841	123,253	43,618	407,109	277,748
Interest	—	26,842	—	—	—	51	30,291
Investments sold	6,205	643,023	—	—	4,807,684	4,530,600	792,507
Reclaims	797	154,093	7,834	18,827	—	—	110,699
Reimbursement from Adviser	17,569	—	—	—	—	—	—
Shares sold	—	40,815	50,114	259,429	214,325	3,047,094	610,388
Other assets	14,381	44,083	86,307	64,695	32,380	56,169	117,503
Total assets	1,348,644	142,619,247	100,159,924	98,822,951	64,570,361	715,607,912	210,681,801
Liabilities
Payable for:
Investments purchased	5,367	1,215,735	234,311	211,893	67,028	392,730	1,204,110
Shares redeemed	—	928,309	151,192	671,232	73,658	1,592,405	2,198,078
Accrued expenses:
Custodian fees	30,572	87,193	20,596	14,795	12,242	31,663	29,128
Management fees	—	9,302	50,944	56,666	34,512	474,455	109,141
Professional fees	9,869	9,304	11,209	13,406	8,868	31,007	19,582
Reorganization expenses	—	154,700	—	—	—	—	—
Shareholder reporting expenses	5,476	28,593	17,682	19,175	7,498	78,075	42,571
Shareholder servicing agent fees	190	11,469	29,162	35,004	30,487	343,233	87,553
Trustees fees	7	31,588	57,831	32,654	300	16,451	95,118
12b-1 distribution and service fees	110	19,644	29,188	7,310	5,003	47,100	72,139
Other	1,133	11,488	143	257	32	1,041	600
Total liabilities	52,724	2,507,325	602,258	1,062,392	239,628	3,008,160	3,858,020
Net assets	$1,295,920	$140,111,922	$99,557,666	$97,760,559	$64,330,733	$712,599,752	$206,823,781

See accompanying notes to financial statements.

NUVEEN	59

Statement of Assets and Liabilities (Unaudited) (continued)

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Class A Shares
Net assets	$298,267	$87,160,154	$27,947,137	$8,276,528	$10,694,314	$98,274,436	$71,666,223
Shares outstanding	14,551	3,420,901	1,046,904	1,115,343	326,251	2,011,216	2,538,817
Net asset value (“NAV”) per share	$20.50	$25.48	$26.70	$7.42	$32.78	$48.86	$28.23
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.75	$27.03	$28.33	$7.87	$34.78	$51.84	$29.95
Class C Shares
Net assets	$55,934	$386,271	$27,070,015	$6,207,051	$3,188,757	$26,176,542	$65,300,939
Shares outstanding	2,739	15,194	1,072,579	917,079	104,988	583,365	2,401,149
NAV and offering price per share	$20.42	$25.42	$25.24	$6.77	$30.37	$44.87	$27.20
Class R3 Shares
Net assets	—	$317,921	$410,929	$69,937	$828,202	$8,959,220	$1,640,202
Shares outstanding	—	12,500	15,541	9,504	25,921	185,594	58,021
NAV and offering price per share	—	$25.43	$26.44	$7.36	$31.95	$48.27	$28.27
Class R6 Shares
Net assets	—	—	—	—	$29,559	$11,259,240	—
Shares outstanding	—	—	—	—	891	224,015	—
NAV and offering price per share	—	—	—	—	$33.17	$50.26	—
Class I Shares
Net assets	$941,719	$52,247,576	$44,129,585	$83,207,043	$49,589,901	$567,930,314	$68,216,417
Shares outstanding	45,961	2,049,827	1,645,344	11,184,657	1,496,229	11,365,639	2,404,944
NAV and offering price per share	$20.49	$25.49	$26.82	$7.44	$33.14	$49.97	$28.37
Net assets consist of:
Capital paid-in	$1,301,298	$140,399,177	$282,080,298	$60,063,372	$69,884,332	$562,889,357	$185,302,711
Undistributed (Over-distribution of) net investment income	1,056	234,861	324,750	(11,018)	193,461	(140,377)	197,220
Accumulated net realized gain (loss)	(101,478)	(2,406,228)	(198,810,750)	6,005,949	(16,761,824)	13,916,409	4,487,346
Net unrealized appreciation (depreciation)	95,044	1,884,112	15,963,368	31,702,256	11,014,764	135,934,363	16,836,504
Net assets	$1,295,920	$140,111,922	$99,557,666	$97,760,559	$64,330,733	$712,599,752	$206,823,781
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

60	NUVEEN

Statement of

Operations	Six Months Ended December 31, 2016 (Unaudited)

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Investment Income (net of foreign tax withheld of $541, $43,675, $7,734, $8,800, $—, $—, $47,550, respectively)	$7,594	$1,421,926	$996,910	$1,059,780	$507,766	$4,459,209	$3,103,583
Expenses
Management fees	4,525	363,067	351,418	347,197	206,131	2,603,145	804,545
12b-1 service fees – Class A Shares	373	62,473	34,663	11,285	10,527	119,198	95,377
12b-1 distribution and service fees – Class C Shares	274	1,932	133,623	30,819	14,497	128,782	350,555
12b-1 distribution and service fees – Class R3 Shares	—	794	904	166	1,804	21,005	5,014
Shareholder servicing agent fees	365	17,607	63,869	61,298	46,770	686,367	171,380
Custodian fees	26,222	51,774	20,807	18,396	17,245	44,376	18,663
Trustees fees	17	2,149	1,371	1,555	749	9,101	9,654
Professional fees	25,397	69,903	11,167	13,502	9,425	31,730	22,200
Shareholder reporting expenses	6,049	29,995	14,301	13,297	6,328	70,865	50,341
Federal and state registration fees	21,158	31,900	31,259	31,396	30,582	47,326	28,737
Reorganization expenses	—	2,671	—	—	—	—	—
Other	3,019	6,025	4,344	4,937	3,226	15,208	9,874
Total expenses before fee waiver/expense reimbursement	87,399	640,290	667,726	533,848	347,284	3,777,103	1,566,340
Fee waiver/expense reimbursement	(81,272)	(133,032)	(52,950)	—	(32,979)	—	(90,693)
Net expenses	6,127	507,258	614,776	533,848	314,305	3,777,103	1,475,647
Net investment income (loss)	1,467	914,668	382,134	525,932	193,461	682,106	1,627,936
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	5,681	(2,316,145)	5,001,384	9,697,064	2,751,503	35,212,971	11,825,864
Options written	—	11,687	—	47,687	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	98,690	2,070,688	6,264,997	2,306,014	5,974,620	80,765,494	(373,912)
Options written	—	(177)	—	—	—	—	—
Net realized and unrealized gain (loss)	104,371	(233,947)	11,266,381	12,050,765	8,726,123	115,978,465	11,451,952
Net increase (decrease) in net assets from operations	$105,838	$680,721	$11,648,515	$12,576,697	$8,919,584	$116,660,571	$13,079,888

See accompanying notes to financial statements.

NUVEEN	61

Statement of

Changes in Net Assets	(Unaudited)

	NWQ Global All-Cap		NWQ Global Equity Income
	Six Months Ended 12/31/16	Year Ended 6/30/16	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$1,467	$14,029	$914,668	$917,069
Net realized gain (loss) from:
Investments and foreign currency	5,681	(107,310)	(2,316,145)	(142,692)
Options written	—	—	11,687	10,282
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	98,690	(59,468)	2,070,688	(457,675)
Options written	—	—	(177)	151
Net increase (decrease) in net assets from operations	105,838	(152,749)	680,721	327,135
Distributions to Shareholders
From net investment income:
Class A	(2,323)	(678)	(254,447)	(30,569)
Class C	(39)	—	(1,601)	(5,588)
Class R3	—	—	(2,500)	(5,701)
Class R6	—	—	—	—
Class I	(9,636)	(8,627)	(472,628)	(782,998)
From accumulated net realized gains:
Class A	—	(709)	(4,255)	(11,472)
Class C	—	(247)	(18)	(3,568)
Class R3	—	—	(15)	(2,868)
Class R6	—	—	—	—
Class I	—	(6,057)	(2,469)	(17,401)
Decrease in net assets from distributions to shareholders	(11,998)	(16,318)	(737,933)	(860,165)
Fund Share Transactions
Fund Reorganization(1)	—	—	223,960,676	—
Proceeds from sale of shares	31,194	622,106	6,404,514	50,179,127
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,124	5,374	261,861	76,948
	33,318	627,480	230,627,051	50,256,075
Cost of shares redeemed	(22,708)	(702,672)	(142,286,366)	(615,383)
Net increase (decrease) in net assets from Fund share transactions	10,610	(75,192)	88,340,685	49,640,692
Net increase (decrease) in net assets	104,450	(244,259)	88,283,473	49,107,662
Net assets at the beginning of period	1,191,470	1,435,729	51,828,449	2,720,787
Net assets at the end of period	$1,295,920	$1,191,470	$140,111,922	$51,828,449
Undistributed (Over-distribution of) net investment income at the end of period	$1,056	$11,587	$234,861	$51,369

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganization for further details.

See accompanying notes to financial statements.

62	NUVEEN

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Six Months Ended 12/31/16	Year Ended 6/30/16	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$382,134	$699,037	$525,932	$1,882,598
Net realized gain (loss) from:
Investments and foreign currency	5,001,384	4,209,394	9,697,064	12,644,420
Options written	—	—	47,687	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	6,264,997	(13,030,802)	2,306,014	(24,637,206)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	11,648,515	(8,122,371)	12,576,697	(10,110,188)
Distributions to Shareholders
From net investment income:
Class A	(219,461)	(225,348)	(110,515)	(270,432)
Class C	(28,314)	—	(37,627)	(57,465)
Class R3	(2,284)	(1,102)	(761)	(975)
Class R6	—	—	—	—
Class I	(445,535)	(465,217)	(1,313,646)	(2,819,910)
From accumulated net realized gains:
Class A	—	—	(753,846)	(5,292,035)
Class C	—	—	(586,900)	(2,797,669)
Class R3	—	—	(5,861)	(22,431)
Class R6	—	—	—	—
Class I	—	—	(7,061,406)	(45,418,273)
Decrease in net assets from distributions to shareholders	(695,594)	(691,667)	(9,870,562)	(56,679,190)
Fund Share Transactions
Fund Reorganization	—	—	—	—
Proceeds from sale of shares	3,725,660	8,129,850	7,295,018	36,083,140
Proceeds from shares issued to shareholders due to reinvestment of distributions	635,347	630,632	9,719,910	55,656,255
	4,361,007	8,760,482	17,014,928	91,739,395
Cost of shares redeemed	(12,558,382)	(22,648,491)	(31,827,985)	(107,947,896)
Net increase (decrease) in net assets from Fund share transactions	(8,197,375)	(13,888,009)	(14,813,057)	(16,208,501)
Net increase (decrease) in net assets	2,755,546	(22,702,047)	(12,106,922)	(82,997,879)
Net assets at the beginning of period	96,802,120	119,504,167	109,867,481	192,865,360
Net assets at the end of period	$99,557,666	$96,802,120	$97,760,559	$109,867,481
Undistributed (Over-distribution of) net investment income at the end of period	$324,750	$638,210	$(11,018)	$925,599

See accompanying notes to financial statements.

NUVEEN	63

Statement of Changes in Net Assets (Unaudited) (continued)

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Six Months Ended 12/31/16	Year Ended 6/30/16	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$193,461	$(37,843)	$682,106	$(1,699,537)
Net realized gain (loss) from:
Investments and foreign currency	2,751,503	856,283	35,212,971	557,512
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,974,620	(2,414,632)	80,765,494	(26,291,317)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	8,919,584	(1,596,192)	116,660,571	(27,433,342)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
From accumulated net realized gains:
Class A	—	—	(2,681,275)	(153,739)
Class C	—	—	(776,193)	(44,639)
Class R3	—	—	(257,714)	(12,103)
Class R6	—	—	(293,734)	(12,635)
Class I	—	—	(15,030,335)	(647,063)
Decrease in net assets from distributions to shareholders	—	—	(19,039,251)	(870,179)
Fund Share Transactions
Fund Reorganization	—	—	—	—
Proceeds from sale of shares	11,404,357	16,034,513	99,989,880	211,644,184
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	17,939,441	808,182
	11,404,357	16,034,513	117,929,321	212,452,366
Cost of shares redeemed	(9,718,336)	(16,983,697)	(102,430,455)	(194,174,520)
Net increase (decrease) in net assets from Fund share transactions	1,686,021	(949,184)	15,498,866	18,277,846
Net increase (decrease) in net assets	10,605,605	(2,545,376)	113,120,186	(10,025,675)
Net assets at the beginning of period	53,725,128	56,270,504	599,479,566	609,505,241
Net assets at the end of period	$64,330,733	$53,725,128	$712,599,752	$599,479,566
Undistributed (Over-distribution of) net investment income at the end of period	$193,461	$—	$(140,377)	$(822,483)

See accompanying notes to financial statements.

64	NUVEEN

	Tradewinds Value Opportunities
	Six Months Ended 12/31/16	Year Ended 6/30/16
Operations
Net investment income (loss)	$1,627,936	$3,893,860
Net realized gain (loss) from:
Investments and foreign currency	11,825,864	20,030,636
Options written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(373,912)	(21,087,552)
Options written	—	—
Net increase (decrease) in net assets from operations	13,079,888	2,836,944
Distributions to Shareholders
From net investment income:
Class A	(1,782,131)	(661,034)
Class C	(1,106,411)	—
Class R3	(35,786)	(10,279)
Class R6	—	—
Class I	(1,863,361)	(1,165,675)
From accumulated net realized gains:
Class A	(6,891,375)	(8,052,802)
Class C	(6,589,893)	(7,450,264)
Class R3	(154,058)	(196,327)
Class R6	—	—
Class I	(6,694,147)	(10,279,261)
Decrease in net assets from distributions to shareholders	(25,117,162)	(27,815,642)
Fund Share Transactions
Fund Reorganization	—	—
Proceeds from sale of shares	11,097,703	18,532,444
Proceeds from shares issued to shareholders due to reinvestment of distributions	22,097,210	24,700,212
	33,194,913	43,232,656
Cost of shares redeemed	(74,666,139)	(100,141,386)
Net increase (decrease) in net assets from Fund share transactions	(41,471,226)	(56,908,730)
Net increase (decrease) in net assets	(53,508,500)	(81,887,428)
Net assets at the beginning of period	260,332,281	342,219,709
Net assets at the end of period	$206,823,781	$260,332,281
Undistributed (Over-distribution of) net investment income at the end of period	$197,220	$3,356,973

See accompanying notes to financial statements.

NUVEEN	65

Financial

Highlights (Unaudited)

NWQ Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/14)
2017(f)	$18.99	$0.01	$1.66	$1.67	$(0.16)	$—	$(0.16)	$20.50
2016	21.37	0.24	(2.44)	(2.20)	(0.09)	(0.09)	(0.18)	18.99
2015	20.67	0.15	0.73	0.88	(0.12)	(0.06)	(0.18)	21.37
2014(d)	20.00	0.10	0.57	0.67	—	—	—	20.67
Class C (4/14)
2017(f)	18.86	(0.07)	1.64	1.57	(0.01)	—	(0.01)	20.42
2016	21.30	0.01	(2.36)	(2.35)	—	(0.09)	(0.09)	18.86
2015	20.63	(0.03)	0.76	0.73	—	(0.06)	(0.06)	21.30
2014(d)	20.00	0.06	0.57	0.63	—	—	—	20.63
Class I (4/14)
2017(f)	19.00	0.03	1.67	1.70	(0.21)	—	(0.21)	20.49
2016	21.39	0.20	(2.36)	(2.16)	(0.14)	(0.09)	(0.23)	19.00
2015	20.68	0.19	0.75	0.94	(0.17)	(0.06)	(0.23)	21.39
2014(d)	20.00	0.11	0.57	0.68	—	—	—	20.68

66	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

8.80%	$298	13.86	%*	(12.67	)%*	1.11	%*	0.08	%*	21%
(10.40)	285	11.45		(9.02)		1.20		1.23		78
4.32	109	9.64		(7.68)		1.21		0.74		42
3.35	52	9.90	*	(6.70	)*	1.22	*	1.98	*	11

8.35	56	14.62	*	(13.43	)*	1.86	*	(0.67	)*	21
(11.05)	52	11.63		(9.63)		1.96		0.05		78
3.55	155	10.30		(8.46)		1.96		(0.13)		42
3.15	52	10.64	*	(7.45	)*	1.97	*	1.22	*	11

8.95	942	13.63	*	(12.44	)*	0.86	*	0.33	*	21
(10.16)	855	10.49		(8.50)		0.96		1.02		78
4.58	1,171	9.15		(7.25)		0.96		0.94		42
3.40	931	9.64	*	(6.45	)*	0.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (Unaudited) (continued)

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2017(e)	$24.47	$0.18	$1.03	$1.21	$(0.20)	$— **	$(0.20)	$25.48
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
2013	20.20	0.36	3.92	4.28	(0.36)	(0.04)	(0.40)	24.08
2012	23.57	0.39	(1.40)	(1.01)	(0.39)	(1.97)	(2.36)	20.20
Class C (9/09)
2017(e)	24.42	0.15	0.96	1.11	(0.11)	— **	(0.11)	25.42
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
2013	20.19	0.19	3.92	4.11	(0.19)	(0.04)	(0.23)	24.07
2012	23.56	0.23	(1.40)	(1.17)	(0.23)	(1.97)	(2.20)	20.19
Class R3 (9/09)
2017(e)	24.46	0.21	0.96	1.17	(0.20)	— **	(0.20)	25.43
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
2013	20.20	0.31	3.91	4.22	(0.30)	(0.04)	(0.34)	24.08
2012	23.57	0.33	(1.39)	(1.06)	(0.34)	(1.97)	(2.31)	20.20
Class I (9/09)
2017(e)	24.48	0.28	0.96	1.24	(0.23)	— **	(0.23)	25.49
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
2013	20.21	0.42	3.90	4.32	(0.41)	(0.04)	(0.45)	24.08
2012	23.57	0.44	(1.39)	(0.95)	(0.44)	(1.97)	(2.41)	20.21

68	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.95%	$87,160	1.39	%*	1.12%*	1.11	%*	1.40	%*	82%
(4.88)	1,599	3.83		0.36	1.20		2.98		51
1.27	918	6.33		(2.72)	1.21		2.40		27
22.28	351	4.86		(1.12)	1.16		2.58		49
21.33	301	5.17		(2.42)	1.12		1.63		44
(3.57)	253	4.16		(1.19)	1.13		1.85		32

4.53	386	2.10	*	0.92 *	1.86	*	1.16	*	82
(5.57)	382	4.78		(0.81)	1.96		2.01		51
0.51	413	6.83		(3.46)	1.96		1.40		27
21.36	351	5.61		(1.87)	1.91		1.83		49
20.45	301	5.92		(3.17)	1.87		0.88		44
(4.30)	252	4.91		(1.94)	1.88		1.09		32

4.79	318	1.60	*	1.42 *	1.36	*	1.66	*	82
(5.09)	306	4.27		(0.30)	1.46		2.52		51
0.98	331	6.31		(3.01)	1.46		1.84		27
21.99	351	5.11		(1.34)	1.41		2.37		49
21.04	301	5.42		(2.67)	1.37		1.38		44
(3.81)	253	4.42		(1.45)	1.38		1.59		32

5.08	52,248	1.10	*	1.92 *	0.86	*	2.16	*	82
(4.64)	49,542	1.37		4.68	0.94		5.12		51
1.53	1,059	5.88		(2.40)	0.96		2.51		27
22.63	645	4.79		(0.55)	0.92		3.31		49
21.57	301	4.92		(2.17)	0.87		1.88		44
(3.28)	253	3.91		(0.94)	0.88		2.10		32

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	69

Financial Highlights (Unaudited) (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2017(e)	$23.86	$0.11	$2.94	$3.05	$(0.21)	$—	$(0.21)	$26.70
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
2013	18.29	0.11	4.04	4.15	(0.08)	—	(0.08)	22.36
2012	19.11	0.04	(0.86)	(0.82)	—	—	—	18.29
Class C (12/02)
2017(e)	22.49	0.01	2.77	2.78	(0.03)	—	(0.03)	25.24
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
2013	17.38	(0.04)	3.83	3.79	—	—	—	21.17
2012	18.29	(0.09)	(0.82)	(0.91)	—	—	—	17.38
Class R3 (8/08)
2017(e)	23.61	0.08	2.90	2.98	(0.15)	—	(0.15)	26.44
2016	25.48	0.13	(1.88)	(1.75)	(0.12)	—	(0.12)	23.61
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
2013	18.11	0.06	4.00	4.06	(0.04)	—	(0.04)	22.13
2012	18.96	— *	(0.85)	(0.85)	—	—	—	18.11
Class I (11/97)
2017(e)	24.00	0.14	2.95	3.09	(0.27)	—	(0.27)	26.82
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13
2013	18.40	0.16	4.05	4.21	(0.13)	—	(0.13)	22.48
2012	19.17	0.07	(0.84)	(0.77)	—	—	—	18.40

70	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(c)

12.73%	$27,947	1.26	%**	0.76%**	1.15	%**	0.86%**	26%
(6.58)	26,863	1.34		0.78	1.34		0.78	28
(3.87)	33,973	1.30		0.61	1.30		0.61	42
21.04	47,369	1.28		0.42	1.28		0.42	37
22.78	42,362	1.31		0.55	1.31		0.55	22
(4.29)	42,089	1.32		0.20	1.32		0.20	37

12.29	27,070	2.01	**	0.01 **	1.90	**	0.12 **	26
(7.25)	26,462	2.09		0.03	2.09		0.03	28
(4.60)	35,688	2.06		(0.13)	2.06		(0.13)	42
20.12	46,827	2.03		(0.30)	2.03		(0.30)	37
21.81	45,408	2.06		(0.20)	2.06		(0.20)	22
(4.98)	51,646	2.06		(0.54)	2.06		(0.54)	37

12.56	411	1.51	**	0.52 **	1.40	**	0.63 **	26
(6.79)	206	1.59		0.54	1.59		0.54	28
(4.12)	179	1.55		0.34	1.55		0.34	42
20.72	256	1.53		0.21	1.53		0.21	37
22.43	204	1.56		0.30	1.56		0.30	22
(4.48)	153	1.57		(0.01)	1.57		(0.01)	37

12.88	44,130	1.01	**	1.01 **	0.90	**	1.12 **	26
(6.37)	43,271	1.09		1.02	1.09		1.02	28
(3.64)	49,665	1.05		0.86	1.05		0.86	42
21.38	71,721	1.03		0.71	1.03		0.71	37
23.01	60,074	1.06		0.79	1.06		0.79	22
(4.02)	67,250	1.07		0.41	1.07		0.41	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the six months ended December 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	71

Financial Highlights (Unaudited) (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017(e)	$7.27	$0.03	$0.90	$0.93	$(0.10)	$(0.68)	$(0.78)	$7.42
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
2013	16.84	0.17	3.51	3.68	(0.15)	(0.05)	(0.20)	20.32
2012	18.56	0.14	(1.64)	(1.50)	(0.01)	(0.21)	(0.22)	16.84
Class C (12/06)
2017(e)	6.66	—	0.83	0.83	(0.04)	(0.68)	(0.72)	6.77
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
2013	16.36	0.03	3.41	3.44	(0.02)	(0.05)	(0.07)	19.73
2012	18.15	0.01	(1.59)	(1.58)	—	(0.21)	(0.21)	16.36
Class R3 (9/09)
2017(e)	7.21	0.02	0.89	0.91	(0.08)	(0.68)	(0.76)	7.36
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
2013	16.79	0.12	3.49	3.61	(0.10)	(0.05)	(0.15)	20.25
2012	18.53	0.09	(1.62)	(1.53)	—	(0.21)	(0.21)	16.79
Class I (12/06)
2017(e)	7.29	0.04	0.91	0.95	(0.12)	(0.68)	(0.80)	7.44
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77
2013	16.87	0.21	3.51	3.72	(0.19)	(0.05)	(0.24)	20.35
2012	18.59	0.22	(1.67)	(1.45)	(0.06)	(0.21)	(0.27)	16.87

72	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

12.65%	$8,277	1.19	%*	0.84	%*	24%
(5.68)	10,249	1.19		1.17		32
0.68	15,522	1.17		0.86		26
19.80	66,452	1.08		0.85		45
22.04	55,055	1.07		0.91		16
(7.99)	39,940	1.11		0.84		35

12.16	6,207	1.94	*	0.08	*	24
(6.31)	6,009	1.94		0.42		32
(0.04)	8,219	1.92		0.20		26
18.90	11,857	1.83		0.11		45
21.08	8,053	1.82		0.15		16
(8.64)	6,903	1.86		0.04		35

12.49	70	1.44	*	0.58	*	24
(5.85)	62	1.44		0.93		32
0.40	66	1.42		0.75		26
19.50	64	1.33		0.59		45
21.68	53	1.32		0.64		16
(8.19)	55	1.36		0.55		35

12.73	83,207	0.94	*	1.08	*	24
(5.37)	93,548	0.94		1.40		32
0.96	169,058	0.92		1.11		26
20.10	642,177	0.83		1.06		45
22.31	1,225,884	0.82		1.15		16
(7.73)	1,061,400	0.85		1.29		35

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(e)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	73

Financial Highlights (Unaudited) (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017(f)	$27.78	$0.08	$4.92	$5.00	$—	$—	$—	$32.78
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
2013	19.63	(0.04)	4.91	4.87	—	—	—	24.50
2012	19.91	(0.09)	(0.19)	(0.28)	—	—	—	19.63
Class C (12/06)
2017(f)	25.84	(0.03)	4.56	4.53	—	—	—	30.37
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
2013	18.81	(0.20)	4.69	4.49	—	—	—	23.30
2012	19.22	(0.23)	(0.18)	(0.41)	—	—	—	18.81
Class R3 (9/09)
2017(f)	27.11	0.05	4.79	4.84	—	—	—	31.95
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
2013	19.36	(0.09)	4.82	4.73	—	—	—	24.09
2012	19.68	(0.13)	(0.19)	(0.32)	—	—	—	19.36
Class R6 (6/16)
2017(f)	28.05	0.15	4.97	5.12	—	—	—	33.17
2016(e)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2017(f)	28.05	0.12	4.97	5.09	—	—	—	33.14
2016	29.01	— *	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12
2013	19.62	0.01	4.92	4.93	—	—	—	24.55
2012	19.85	(0.04)	(0.19)	(0.23)	—	—	—	19.62

74	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

18.00%	$10,694	1.43	%**	0.42%**	1.31	%**	0.54%**	47%
(3.54)	9,699	1.42		(0.34)	1.31		(0.23)	49
(3.90)	7,008	1.36		(0.42)	1.31		(0.37)	68
22.33	8,882	1.31		(0.45)	1.31		(0.45)	48
24.81	5,066	1.32		(0.21)	1.32		(0.20)	49
(1.41)	4,671	1.58		(0.72)	1.33		(0.46)	54

17.53	3,189	2.18	**	(0.32)**	2.06	**	(0.19)**	47
(4.26)	2,724	2.17		(1.09)	2.06		(0.98)	49
(4.63)	3,167	2.11		(1.22)	2.06		(1.17)	68
21.46	3,432	2.05		(1.24)	2.05		(1.24)	48
23.87	2,245	2.07		(0.96)	2.07		(0.96)	49
(2.13)	1,928	2.36		(1.49)	2.08		(1.21)	54

17.85	828	1.68	**	0.20 **	1.56	**	0.32 **	47
(3.76)	653	1.68		(0.57)	1.56		(0.46)	49
(4.18)	421	1.60		(0.75)	1.56		(0.71)	68
22.04	769	1.56		(0.73)	1.56		(0.73)	48
24.43	470	1.58		(0.44)	1.57		(0.43)	49
(1.63)	202	1.87		(1.00)	1.58		(0.70)	54

18.25	30	1.04	**	0.83 **	0.91	**	0.96 **	47
—	25	—		—	—		—	—

18.15	49,590	1.18	**	0.70 **	1.06	**	0.82 **	47
(3.31)	40,624	1.17		(0.09)	1.06		0.02	49
(3.65)	45,675	1.11		(0.22)	1.06		(0.17)	68
22.65	53,251	1.05		(0.23)	1.05		(0.23)	48
25.13	31,172	1.09		0.04	1.07		0.06	49
(1.16)	15,150	1.34		(0.47)	1.08		(0.20)	54

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
(f)	For the six months ended December 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	75

Financial Highlights (Unaudited) (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2017(f)	$42.06	$0.01	$8.15	$8.16	$—	$(1.36)	$(1.36)	$48.86
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
2013	26.01	(0.12)	7.25	7.13	—	—	—	33.14
2012	25.22	(0.17)	0.96	0.79	—	—	—	26.01
Class C (12/04)
2017(f)	38.87	(0.15)	7.51	7.36	—	(1.36)	(1.36)	44.87
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
2013	24.77	(0.31)	6.87	6.56	—	—	—	31.33
2012	24.20	(0.34)	0.91	0.57	—	—	—	24.77
Class R3 (9/09)
2017(f)	41.62	(0.05)	8.06	8.01	—	(1.36)	(1.36)	48.27
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
2013	25.99	(0.24)	7.29	7.05	—	—	—	33.04
2012	25.26	(0.23)	0.96	0.73	—	—	—	25.99
Class R6 (2/13)
2017(f)	43.13	0.12	8.37	8.49	—	(1.36)	(1.36)	50.26
2016	45.00	— *	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
2013(c)	31.19	(0.10)	2.51	2.41	—	—	—	33.60
Class I (12/04)
2017(f)	42.93	0.07	8.33	8.40	—	(1.36)	(1.36)	49.97
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28
2013	26.29	(0.04)	7.33	7.29	—	—	—	33.58
2012	25.42	(0.11)	0.98	0.87	—	—	—	26.29

76	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(e)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.38%	$98,274	1.32	%**	0.04%**	30%
(4.37)	90,656	1.38		(0.46)	39
3.38	122,575	1.42		(0.71)	38
28.61	51,477	1.36		(0.73)	49
27.41	10,229	1.38		(0.40)	41
3.09	7,107	1.45		(0.68)	44

18.91	26,177	2.07	**	(0.72)**	30
(5.08)	24,886	2.13		(1.20)	39
2.63	29,732	2.17		(1.47)	38
27.61	18,004	2.11		(1.50)	49
26.48	5,739	2.12		(1.12)	41
2.36	4,308	2.19		(1.43)	44

19.23	8,959	1.57	**	(0.21)**	30
(4.61)	7,532	1.64		(0.69)	39
3.14	6,500	1.67		(0.96)	38
28.27	2,632	1.61		(1.01)	49
27.13	715	1.68		(0.78)	41
2.85	72	1.69		(0.93)	44

19.67	11,259	0.86	**	0.50 **	30
(3.99)	8,584	0.98		0.01	39
3.81	3,625	1.01		(0.33)	38
29.02	3,138	1.02		(0.42)	49
7.73	2,092	1.10	**	(0.82)**	41

19.55	567,930	1.07	**	0.29 **	30
(4.13)	467,821	1.13		(0.20)	39
3.65	447,072	1.17		(0.47)	38
28.89	252,554	1.11		(0.50)	49
27.73	136,659	1.12		(0.14)	41
3.38	91,213	1.19		(0.43)	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
(f)	For the six months ended December 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	77

Financial Highlights (Unaudited) (continued)

Tradewinds Value Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2017(e)	$30.22	$0.25	$1.47	$1.72	$(0.71)	$(3.00)	$(3.71)	$28.23
2016	32.69	0.44	0.07	0.51	(0.21)	(2.77)	(2.98)	30.22
2015	38.88	0.20	0.24	0.44	(0.35)	(6.28)	(6.63)	32.69
2014	32.96	0.36	6.97	7.33	(0.37)	(1.04)	(1.41)	38.88
2013	28.51	0.18	5.40	5.58	(1.13)	—	(1.13)	32.96
2012	35.58	0.34	(4.64)	(4.30)	(0.75)	(2.02)	(2.77)	28.51
Class C (12/04)
2017(e)	29.12	0.13	1.41	1.54	(0.46)	(3.00)	(3.46)	27.20
2016	31.62	0.20	0.07	0.27	—	(2.77)	(2.77)	29.12
2015	37.81	(0.05)	0.21	0.16	(0.07)	(6.28)	(6.35)	31.62
2014	32.10	0.10	6.76	6.86	(0.11)	(1.04)	(1.15)	37.81
2013	27.76	(0.04)	5.26	5.22	(0.88)	—	(0.88)	32.10
2012	34.68	0.13	(4.55)	(4.42)	(0.48)	(2.02)	(2.50)	27.76
Class R3 (8/08)
2017(e)	30.23	0.20	1.47	1.67	(0.63)	(3.00)	(3.63)	28.27
2016	32.69	0.35	0.09	0.44	(0.13)	(2.77)	(2.90)	30.23
2015	38.87	0.13	0.23	0.36	(0.26)	(6.28)	(6.54)	32.69
2014	32.96	0.28	6.95	7.23	(0.28)	(1.04)	(1.32)	38.87
2013	28.51	0.12	5.39	5.51	(1.06)	—	(1.06)	32.96
2012	35.57	0.30	(4.67)	(4.37)	(0.67)	(2.02)	(2.69)	28.51
Class I (12/04)
2017(e)	30.39	0.28	1.49	1.77	(0.79)	(3.00)	(3.79)	28.37
2016	32.85	0.52	0.09	0.61	(0.30)	(2.77)	(3.07)	30.39
2015	39.04	0.31	0.23	0.54	(0.45)	(6.28)	(6.73)	32.85
2014	33.09	0.45	6.99	7.44	(0.45)	(1.04)	(1.49)	39.04
2013	28.62	0.26	5.42	5.68	(1.21)	—	(1.21)	33.09
2012	35.72	0.42	(4.66)	(4.24)	(0.84)	(2.02)	(2.86)	28.62

78	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

5.70%	$71,666	1.23	%*	1.53	%*	1.15	%*	1.61	%*	71%
1.92	80,120	1.25		1.44		1.25		1.44		71
2.02	107,063	1.27		0.57		1.27		0.57		101
22.67	225,212	1.25		1.01		1.25		1.01		107
20.08	244,827	1.35		0.60		1.35		0.60		84
(12.46)	492,397	1.17		1.05		1.17		1.05		97

5.32	65,301	1.98	*	0.78	*	1.90	*	0.86	*	71
1.17	72,822	2.00		0.69		2.00		0.69		71
1.25	93,716	2.03		(0.14)		2.03		(0.14)		101
21.75	124,326	2.00		0.27		2.00		0.27		107
19.15	130,098	2.09		(0.13)		2.09		(0.13)		84
(13.11)	224,079	1.91		0.40		1.91		0.40		97

5.55	1,640	1.48	*	1.24	*	1.40	*	1.32	*	71
1.69	2,267	1.50		1.16		1.50		1.16		71
1.78	3,536	1.53		0.37		1.53		0.37		101
22.36	4,800	1.50		0.78		1.50		0.78		107
19.77	4,503	1.58		0.38		1.58		0.38		84
(12.67)	6,298	1.40		0.93		1.40		0.93		97

5.83	68,216	0.98	*	1.68	*	0.90	*	1.76	*	71
2.21	105,123	1.00		1.69		1.00		1.69		71
2.27	137,904	1.03		0.88		1.03		0.88		101
22.95	140,424	0.99		1.25		0.99		1.25		107
20.39	176,899	1.09		0.84		1.09		0.84		84
(12.27)	400,383	0.92		1.28		0.92		1.28		97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(e)	For the six months ended December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	79

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Global All-Cap Fund (“NWQ Global All-Cap”), Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Tradewinds Value Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust in 1996.

The end of the reporting period for the Funds is December 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2016 (the “current fiscal period”).

Effective August 1, 2016, NWQ Global All-Cap changed its name from Nuveen NWQ Global Equity Fund.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), for NWQ Global All-Cap, NWQ Global Equity Income, NWQ Multi-Cap Value, NWQ Large-Cap Value, NWQ Small/Mid-Cap Value and NWQ Small-Cap Value under which NWQ manages the investment portfolios of the Funds. For the period July 1, 2016 through July 31, 2016, the Adviser entered into a sub-advisory agreement with Tradewinds Global Investors, LLC (“Tradewinds”) for Tradewinds Value Opportunities, under which Tradewinds managed the investment portfolio of the Fund. Effective August 1, 2016, the Adviser entered into a sub-advisory agreement with NWQ under which NWQ manages the investment portfolio of the Fund and the Fund’s sub-advisory agreement with Tradewinds was terminated.

Investment Objectives

NWQ Global All-Cap’s, NWQ Multi-Cap Value’s, NWQ Large-Cap Value’s, NWQ Small/Mid-Cap Value’s, NWQ Small-Cap Value’s and Tradewinds Value Opportunities’ investment objectives are to provide investors with long-term capital appreciation. NWQ Global Equity Income’s investment objective is to provide high current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In May 2016 the Nuveen funds’ Board of Trustees approved the reorganizations of three Funds, two of them open-end funds – Tradewinds Value Opportunities and Nuveen Tradewinds Global All-Cap Fund – and the closed-end Nuveen Global Equity Income Fund (NYSE: JGV) (each an “Acquired Fund” and together the “Acquired Funds”) into NWQ Global Equity Income (the “Acquiring Fund”), a series of Nuveen Investment Trust which is advised by the Adviser and NWQ. In order for the reorganization to occur for an Acquired Fund, it must be approved by the shareholders of that Fund. There is no requirement for a given reorganization to occur that shareholders of the other Acquired Funds approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one or two of the Acquired Funds.

The Reorganization was approved by the shareholders of JGV at a special meeting on September 16, 2016 and prior to the open of business on October 17, 2016, JGV was reorganized into NWQ Global Equity Income (the “Reorganization”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Acquired Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund Class A Shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Acquired Fund and the Acquired Fund was terminated. As a result of this Reorganization, shareholders of the Acquired Fund became shareholders of the Acquiring Fund. The shareholders of the Acquired Fund received Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the Reorganization. Details of the Reorganization are further described in Note 9 – Fund Reorganization.

80	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Effective July 8, 2016, Class R3 Shares of NWQ Global Equity Income became available to the public.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the classes based on the relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NUVEEN	81

Notes to Financial Statements (Unaudited) (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s

82	NUVEEN

procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global All-Cap	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$630,421	$667,436	**	$—		$1,297,857

NWQ Global Equity Income
Long-Term Investments*:
Common Stocks	$58,679,153	$65,560,050	**	$381,893	***	$124,621,096
Convertible Preferred Securities	6,197,280	4,531,100	**	—		10,728,380
Corporate Bonds	—	527,725		—		527,725
$25 Par (or similar) Retail Preferred	1,370,805	—		—		1,370,805
$1,000 Par (or similar) Institutional Preferred	—	2,086,302		—		2,086,302
Warrants	—	975,576		—		975,576
Total	$66,247,238	$73,680,753		$381,893		$140,309,884

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$98,519,475	$660,000	**	$—		$99,179,475
Short-Term Investments:
Repurchase Agreements	—	698,589		—		698,589
Total	$98,519,475	$1,358,589		—		$99,878,064

NWQ Large-Cap Value
Long-Term Investments*:
Common Stocks	$97,195,770	$—		$—		$97,195,770
Short-Term Investments:
Repurchase Agreements	—	1,151,628		—		1,151,628
Total	$97,195,770	$1,151,628		—		$98,347,398

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$57,019,894	$—		$—		$57,019,894
Short-Term Investments:
Repurchase Agreements	—	2,452,460		—		2,452,460
Total	$57,019,894	$2,452,460		$—		$59,472,354

NUVEEN	83

Notes to Financial Statements (Unaudited) (continued)

NWQ Small-Cap Value	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$677,062,875	$—		$—	$677,062,875
Short-Term Investments:
Repurchase Agreements	—	30,504,014		—	30,504,014
Total	$677,062,875	$30,504,014		$—	$707,566,889

Tradewinds Value Opportunities
Long-Term Investments*:
Common Stocks	$135,870,881	$52,611,895	**	$—	$188,482,776
Convertible Preferred Securities	6,131,967	5,298,151	**	—	11,430,118
$25 Par (or similar) Retail Preferred	1,409,700	—		—	1,409,700
$1,000 Par (or similar) Institutional Preferred	—	4,165,930		—	4,165,930
Short-Term Investments:
Repurchase Agreements	—	3,209,870		—	3,209,870
Total	$143,412,548	$65,285,846		$—	$208,698,394
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NWQ Global All-Cap
Common Stock	$—	$(15,405)	$15,405	$—	$—	$—
NWQ Global Equity Income
Common Stock	$—	$(1,824,294)	$1,824,294	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

84	NUVEEN

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ Global All-Cap	Value	% of Net Assets
Country:
Japan	$136,777	10.6%
United Kingdom	118,188	9.1
Germany	84,492	6.5
Netherlands	67,764	5.2
Switzerland	64,361	5.0
France	45,395	3.5
Spain	31,849	2.5
Belgium	31,305	2.4
Norway	30,223	2.3
South Korea	27,387	2.1
Other	58,841	4.5
Total non-U.S. securities	$696,582	53.7%

NWQ Global Equity Income
Country:
Germany	$16,561,247	11.8%
United Kingdom	13,463,675	9.6
Switzerland	8,411,475	6.0
Japan	6,382,714	4.6
Netherlands	5,836,318	4.2
France	5,523,669	3.9
Israel	4,531,100	3.2
Norway	3,031,324	2.2
Belgium	2,450,661	1.7
Australia	1,858,379	1.3
Other	6,570,993	4.7
Total non-U.S. securities	$74,621,555	53.2%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

NUVEEN	85

Notes to Financial Statements (Unaudited) (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	$698,589	$698,589	$—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	1,151,628	1,151,628	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	2,452,460	2,452,460	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	30,504,014	30,504,014	—
Tradewinds Value Opportunities	Fixed Income Clearing Corporation	3,209,870	3,209,870	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, NWQ Global Equity Income wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. During the current fiscal period, NWQ Large-Cap Value also wrote a call option on an individual stock, and covered that position shortly afterwards.

The average notional amount of outstanding options written during the current fiscal period was as follows:

	NWQ Global Equity Income	NWQ Large-Cap Value**
Average notional amount of outstanding options written*	$(304,667)	$—
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	NWQ Large-Cap Value did not write any call options at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$11,687	$(177)
NWQ Large-Cap Value	Equity price	Options written	47,687	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

86	NUVEEN

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/16		Year Ended 6/30/16
NWQ Global All-Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	607	$12,171	10,296	$199,440
Class C	—	—	—	—
Class I	951	19,023	20,942	422,666
Shares issued to shareholders due to reinvestment of distributions:
Class A	94	1,924	47	947
Class C	—	—	1	21
Class I	10	200	220	4,406
	1,662	33,318	31,506	627,480
Shares redeemed:
Class A	(1,135)	(22,708)	(460)	(9,263)
Class C	—	—	(4,558)	(96,399)
Class I	—	—	(30,929)	(597,010)
	(1,135)	(22,708)	(35,947)	(702,672)
Net increase (decrease)	527	$10,610	(4,441)	$(75,192)

	Six Months Ended 12/31/16		Year Ended 6/30/16
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1)
Class A	8,997,688	$223,960,676	—	$—
Shares sold:
Class A	42,804	5,340,207	36,645	927,099
Class C	—	—	2,762	69,495
Class R3	1	26	—	—
Class I	42,686	1,064,281	1,997,332	49,182,533
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,425	240,051	1,238	30,679
Class C	6	153	53	1,315
Class R3	—	—	—	—
Class I	850	21,657	1,817	44,954
	9,093,460	230,627,051	2,039,847	50,256,075
Shares redeemed:
Class A	(5,694,367)	(141,827,340)	(7,160)	(170,337)
Class C	(447)	(11,205)	(2,777)	(65,172)
Class R3	(1)	(25)	—	—
Class I	(17,607)	(447,796)	(15,210)	(379,874)
	(5,712,422)	(142,286,366)	(25,147)	(615,383)
Net increase (decrease)	3,381,038	$88,340,685	2,014,700	$49,640,692
(1)	Refer to Note 9 – Fund Reorganization for further details.

NUVEEN	87

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/16		Year Ended 6/30/16
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,300	$828,546	39,738	$951,507
Class C	19,848	496,806	37,259	851,968
Class R3	7,005	173,155	4,056	94,021
Class I	86,600	2,227,153	259,969	6,232,354
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,470	199,920	8,652	205,402
Class C	964	24,386	—	—
Class R3	31	813	28	651
Class I	15,256	410,228	17,802	424,579
	169,474	4,361,007	367,504	8,760,482
Shares redeemed:
Class A	(118,516)	(2,999,678)	(242,081)	(5,741,951)
Class C	(124,599)	(2,959,736)	(331,515)	(7,458,247)
Class R3	(221)	(5,568)	(2,378)	(55,617)
Class I	(259,381)	(6,593,400)	(392,374)	(9,392,676)
	(502,717)	(12,558,382)	(968,348)	(22,648,491)
Net increase (decrease)	(333,243)	$(8,197,375)	(600,844)	$(13,888,009)

	Six Months Ended 12/31/16		Year Ended 6/30/16
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	227,773	$1,806,366	396,683	$3,857,234
Class C	46,773	335,162	200,465	1,675,419
Class R3	73	541	221	1,994
Class I	671,176	5,152,949	3,068,571	30,548,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	108,481	825,021	722,383	5,335,244
Class C	86,687	598,374	400,308	2,689,990
Class R3	879	6,622	3,193	23,329
Class I	1,086,784	8,289,893	6,405,546	47,607,692
	2,228,626	17,014,928	11,197,370	91,739,395
Shares redeemed:
Class A	(630,936)	(4,826,344)	(963,057)	(7,982,684)
Class C	(118,337)	(817,163)	(400,999)	(3,171,382)
Class R3	(54)	(399)	(165)	(1,874)
Class I	(3,401,720)	(26,184,079)	(10,270,475)	(96,791,956)
	(4,151,047)	(31,827,985)	(11,634,696)	(107,947,896)
Net increase (decrease)	(1,922,421)	$(14,813,057)	(437,326)	$(16,208,501)

88	NUVEEN

	Six Months Ended 12/31/16		Year Ended 6/30/16
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	84,275	$2,777,592	207,455	$5,512,334
Class C	11,674	330,578	23,911	612,329
Class R3	3,053	91,357	10,290	261,755
Class R6*	—	—	891	25,000
Class I	260,447	8,204,830	355,376	9,623,095
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6*	—	—	—	—
Class I	—	—	—	—
	359,449	11,404,357	597,923	16,034,513
Shares redeemed:
Class A	(107,186)	(3,144,875)	(101,644)	(2,772,010)
Class C	(12,128)	(329,221)	(35,845)	(893,839)
Class R3	(1,224)	(35,482)	(1,135)	(28,126)
Class R6*	—	—	—	—
Class I	(212,421)	(6,208,758)	(481,771)	(13,289,722)
	(332,959)	(9,718,336)	(620,395)	(16,983,697)
Net increase (decrease)	26,490	1,686,021	(22,472)	$(949,184)
* Class R6 Shares commenced operations at close of business on June 30, 2016.

	Six Months Ended 12/31/16		Year Ended 6/30/16
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	317,294	$14,297,055	633,923	$25,809,239
Class C	33,054	1,429,623	106,842	4,072,934
Class R3	33,457	1,522,239	92,707	3,752,617
Class R6	39,249	1,848,300	186,143	7,564,561
Class I	1,715,182	80,892,663	4,069,142	170,444,833
Shares issued to shareholders due to reinvestment of distributions:
Class A	46,298	2,248,249	3,201	131,604
Class C	15,188	677,528	1,005	38,345
Class R3	1,735	83,227	103	4,193
Class R6	5,860	292,648	299	12,584
Class I	294,819	14,637,789	14,829	621,456
	2,502,136	117,929,321	5,108,194	212,452,366
Shares redeemed:
Class A	(507,631)	(23,333,514)	(1,263,572)	(51,343,312)
Class C	(105,185)	(4,460,295)	(192,236)	(7,257,596)
Class R3	(30,573)	(1,416,090)	(60,551)	(2,453,416)
Class R6	(20,095)	(940,246)	(67,988)	(2,908,893)
Class I	(1,540,434)	(72,280,310)	(3,153,074)	(130,211,303)
	(2,203,918)	(102,430,455)	(4,737,421)	(194,174,520)
Net increase (decrease)	298,218	15,498,866	370,773	$18,277,846

NUVEEN	89

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/16		Year Ended 6/30/16
Tradewinds Value Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	126,107	$3,746,874	221,673	$6,644,590
Class C	39,925	1,118,367	61,134	1,760,008
Class R3	8,384	249,694	18,793	555,264
Class I	196,859	5,982,768	315,891	9,572,582
Shares issued to shareholders due to reinvestment of distributions:
Class A	262,106	7,527,915	254,895	7,466,314
Class C	245,410	6,756,259	231,751	6,516,850
Class R3	2,939	84,405	4,142	121,139
Class I	267,351	7,728,631	359,290	10,595,909
	1,149,081	33,194,913	1,467,569	43,232,656
Shares redeemed:
Class A	(500,524)	(15,278,263)	(1,100,926)	(33,348,594)
Class C	(384,534)	(11,295,967)	(756,221)	(22,017,293)
Class R3	(28,314)	(871,802)	(56,102)	(1,751,760)
Class I	(1,518,565)	(47,220,107)	(1,413,289)	(43,023,739)
	(2,431,937)	(74,666,139)	(3,326,538)	(100,141,386)
Net increase (decrease)	(1,282,856)	$(41,471,226)	(1,858,969)	$(56,908,730)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Purchases	$301,072	$82,615,317	$25,007,357	$24,392,634	$24,168,085	$183,461,796	$157,640,133
Sales	263,666	210,779,581	33,382,902	45,522,441	26,567,147	191,183,252	213,583,646

Transactions in options written during the current fiscal period, were as follows:

	NWQ Global Equity Income		NWQ Large-Cap Value
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	253	$7,272	—	$—
Options written	115	9,831	150	49,193
Options terminated in closing purchase transactions	(66)	(7,022)	(150)	(49,193)
Options expired	(302)	(10,081)	—	—
Options outstanding, end of period	—	$—	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

90	NUVEEN

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Cost of investments	$1,232,819	$138,518,088	$83,956,459	$66,803,296	$49,370,017	$574,126,475	$192,240,556
Gross unrealized:
Appreciation	$187,618	$11,031,486	$20,746,033	$31,842,672	$11,949,996	$157,090,522	$25,297,293
Depreciation	(122,580)	(9,239,690)	(4,824,428)	(298,570)	(1,847,659)	(23,650,108)	(8,839,455)
Net unrealized appreciation (depreciation)	$65,038	$1,791,796	$15,921,605	$31,544,102	$10,102,337	$133,440,414	$16,457,838

Permanent differences, primarily due to net operating losses, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations, investments in passive foreign investment companies, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2016, the Funds’ last tax year end, as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Capital paid-in	$—	$(36)	$—	$2,895,998
Undistributed (Over-distribution of) net investment income	(287)	(39,164)	(210)	(1,927)
Accumulated net realized gain (loss)	287	39,200	210	(2,894,071)

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Capital paid-in	$(52,423)	$(877,054)	$1,700,000
Undistributed (Over-distribution of) net investment income	49,765	877,054	50,850
Accumulated net realized gain (loss)	2,658	—	(1,750,850)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Funds’ last tax year end, were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Undistributed net ordinary income[1]	$11,587	$822,125	$694,903	$925,599
Undistributed net long-term capital gains	—	6,920	—	4,827,365

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Undistributed net ordinary income[1]	$—	$—	$3,756,082
Undistributed net long-term capital gains	—	217,057	13,060,398
[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2016 was designated for purposes of the dividends paid deduction as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Distributions from net ordinary income[1]	$9,808	$90,640	$691,667	$5,303,870
Distributions from net long-term capital gains	6,510	35,419	—	51,375,320

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Distributions from net ordinary income[1]	$—	$—	$7,272,069
Distributions from net long-term capital gains	—	870,179	20,543,573
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	91

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2016, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ Global All-Cap	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Expiration:
June 30, 2017	$—	$103,154,576	$17,762,104
June 30, 2018	—	100,615,795	838,796
Not subject to expiration	77,117	—	—
Total	$77,117	$203,770,371	$18,600,900

As of June 30, 2016, the Funds’ last tax year end, $2,658 of NWQ Small/Mid-Cap Value’s capital loss carryforward expired.

During the Funds’ last tax year ended June 30, 2016, the following Funds utilized capital loss carryforwards as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Utilized capital loss carryforwards	$2,019,239	$511,770	$859,026

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NWQ Small-Cap Value
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	822,483
[3]	Capital losses incurred from November 1, 2015 through June 30, 2016, the Funds' last tax year end.
[4]	Ordinary losses incurred from January 1, 2016 through June 30, 2016 and/or specified losses incurred from November 1, 2015 through June 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ and Tradewinds is/was compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

Average Daily Net Assets	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%	0.5500%
For the next $125 million	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375	0.5375
For the next $250 million	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250	0.5250
For the next $500 million	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125	0.5125
For the next $1 billion	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000	0.5000
For net assets over $2 billion	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750	0.4750

92	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2016, the complex-level fee for each Fund was 0.1625%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring October 31, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global All-Cap	0.90%	October 31, 2017	N/A
NWQ Global Equity Income	0.90	October 31, 2017	N/A
NWQ Multi-Cap Value	0.94	October 31, 2017	N/A
NWQ Large-Cap Value	N/A	N/A	1.35%
NWQ Small/Mid-Cap Value	1.10	October 31, 2017	1.45
NWQ Small-Cap Value	N/A	N/A	1.50
Tradewinds Value Opportunities	0.94	October 31, 2017	1.50

N/A – Not applicable.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Sales charges collected	$191	$4,768	$2,930	$5,904
Paid to financial intermediaries	165	4,318	2,549	5,180

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Sales charges collected	$2,403	$34,912	$3,284
Paid to financial intermediaries	2,104	33,181	2,856

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	93

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
Commission advances	$5,510	$700	$168	$1,238

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
Commission advances	$2,128	$111,973	$1,652

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
12b-1 fees retained	$250	$1,805	$2,215	$3,412

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
12b-1 fees retained	$2,177	$17,658	$2,555

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value
CDSC retained	$—	$—	$57	$106

	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value	Tradewinds Value Opportunities
CDSC retained	$150	$2,340	$224

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/ Mid-Cap Value	NWQ Small-Cap Value
Class A Shares	2,500	12,500	—	—	—
Class C Shares	2,500	12,500	—	—	—
Class R3 Shares	—	12,500	9,125	2,186	1,583
Class R6 Shares	—	—	—	891	802
Class I Shares	45,000	254,631	—	—	—

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, NWQ Global All-Cap borrowed $1,131 from the Unsecured Credit Line at an annualized interest rate of 2.02%. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

94	NUVEEN

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Fund Reorganization

The Reorganization as previously described in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations, was structured to qualify as a tax-free reorganization under the Internal Revenue Code for the federal income tax purposes, and the Acquired Fund’s shareholder will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Acquired Fund distributed all of its net investment income and capital gains, if any. Such distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

Investments of the Acquired Fund

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the Reorganization were as follows:

JGV
Cost of investments	$350,885,335
Fair value of investments	345,394,974
Net unrealized appreciation (depreciation) of investments	(5,490,361)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization are as follows:

Acquired Fund – Prior to Reorganization	JGV
Shares outstanding	18,776,509
Net assets	$223,960,676
NAV per share outstanding	$11.93

Acquiring Fund – Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per share
Class A	36,014	$896,414	$24.89
Class C	15,194	377,211	24.83
Class R3	12,500	310,909	24.87
Class I	2,029,355	50,532,819	24.90

Acquiring Fund – After the Reorganization	Shares Outstanding	Net Assets	NAV per share
Class A	9,033,702	$224,857,090	$24.89
Class C	15,194	377,211	24.83
Class R3	12,500	310,909	24.87
Class I	2,029,355	50,532,819	24.90

Pro Forma Results of Operations

The beginning of the Acquired Fund’s current fiscal period was January 1, 2016. Assuming the Reorganization had been completed on July 1, 2016, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period are as follows:

Pro Forma Results	NWQ Global All-Cap
Net investment income (loss)	$4,575,419
Net realized and unrealized gains (losses)	1,496,871
Change in net assets resulting from operations	$6,072,290

NUVEEN	95

Notes to Financial Statements (Unaudited) (continued)

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

96	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East, 16th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at
(800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	97

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

98	NUVEEN

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	99

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-NWQ-1216D        23214-INV-B-03/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 9, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 9, 2017